                                  EXHIBIT 10.3

          Printpack, Inc. Savings and Profit Sharing Plan, as amended.

                PRINTPACK, INC. SAVINGS AND PROFIT SHARING PLAN
           (As Amended, Renamed and Restated Effective July 1, 1993)

                PRINTPACK, INC. SAVINGS AND PROFIT SHARING PLAN
           (As Amended, Renamed and Restated Effective July 1, 1993)


                               TABLE OF CONTENTS

ARTICLE 1 - INTRODUCTION ..........................................       1
    1.01 History of the Plan ......................................       1
    1.02 New Plan .................................................       1
    1.03 Effective Dates ..........................................       1
    1.04 Purpose ..................................................       2
ARTICLE 2 - DEFINITIONS ...........................................       3
    Account .......................................................       3
    Adjustment ....................................................       3
    Affiliate .....................................................       3
    Authorized Leave of Absence ...................................       3
    Basic Pre-Tax Contributions ...................................       3
    Beneficiary ...................................................       3
    Board .........................................................       4
    Break in Service ..............................................       4
    Code ..........................................................       4
    Committee .....................................................       4
    Company .......................................................       4
    Compensation ..................................................       4
    Controlled Affiliate Sponsor ..................................       5
    Cost of Living Factor .........................................       5
    Credited Service ..............................................       5
    Effective Date ................................................       6
    Eligible Employee .............................................       6
    Employee ......................................................       6
    Employee After-Tax Contribution Account .......................       6
    Employer ......................................................       6
    Employer Contributions ........................................       7
    Employer Contribution Account .................................       7


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
    Employer Matching Contribution ................................       7
    Employer Matching Contribution Account ........................       7
    Employment ....................................................       7
    Entry Date ....................................................       7
    ERISA .........................................................       7
    Family Member .................................................       7
    Fiduciary .....................................................       7
    Former Participant ............................................       7
    Highly Compensated Employee ...................................       7
    Hour of Service ...............................................       7
    Investment Fund ...............................................       8
    Investment Manager ............................................       8
    Non-Controlled Sponsor ........................................       9
    Normal Retirement Date ........................................       9
    One-Year Break in Service .....................................       9
    Participant ...................................................       9
    Permanent Disability ..........................................       9
    Plan ..........................................................       9
    Plan Administrator or Administrator ...........................       9
    Plan Year .....................................................       9
    Pre-Tax Contributions .........................................       9
    Pre-Tax Contribution Account ..................................       9
    Prior Plan ....................................................       9
    Profit Sharing Contribution ...................................       9
    Profit Sharing Contribution Account ...........................       9
    Qualified .....................................................      10
    Retirement ....................................................      10
    Rollover Account ..............................................      10
    Rollover Contribution .........................................      10
    Spouse ........................................................      10
    Supplemental Pre-Tax Contributions ............................      10
    Termination of Employment .....................................      10
    Treasury Regulation ...........................................      10

    Trust or Trust Agreement ......................................      11
    Trust Fund or Fund ............................................      11
    Trustee .......................................................      11
    Valuation Date ................................................      11
    Defined Terms .................................................      11
ARTICLE 3 - PARTICIPATION .........................................      12
    3.01 Participation ............................................      12
    3.02 Participation and Rehire .................................      13
    3.03 Not Contract for Employment ..............................      13
    3.04 Transferred Participants .................................      13
Article 4 - Contributions .........................................      14
    4.01 Pre-Tax Contributions ....................................      14
    4.02 Employee After-Tax Contributions .........................      14
    4.03 Elections Regarding Pre-Tax Contributions ................      14
    4.04 Change in Employee Contribution Percentage or
            Suspension of Contributions ...........................      15
    4.05 Deadline for Contribution and Allocation of Pre-Tax
            Contributions .........................................      16
    4.06 Rollover Contribution ....................................      16
ARTICLE 5 - EMPLOYER CONTRIBUTIONS ................................      17
    5.01 Employer Contributions ...................................      17
    5.02 Form and Timing of Contributions .........................      17
ARTICLE 6 - ACCOUNTS AND ALLOCATIONS ..............................      19
    6.01 Participant Accounts .....................................      19
    6.02 Allocation of Adjustments ................................      20
    6.03 Investment Funds and Elections ...........................      20
    6.04 Errors ...................................................      21
    6.05 Valuation For Purposes of Distributions ..................      22
    6.06 Allocations Do Not Affect Vesting ........................      22
ARTICLE 7 - VESTING AND DISTRIBUTIONS .............................      23
    7.01 Retirement ...............................................      23
    7.02 Death ....................................................      23
    7.03 Permanent Disability .....................................      23
    7.04 Other Termination of Employment ..........................      23
    7.05 Forfeitures and Repayment Right ..........................      24


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
       7.06 Commencement of Distribution ...........................     25
       7.07 Method of Distribution .................................     26
       7.08 Attainment of Age 59-1/2 ...............................     26
       7.09 Payment to Minors and Incapacitated Persons ............     27
       7.10 Application for Benefits ...............................     27
       7.11 Special Distribution Rules .............................     27
       7.12 Distributions Pursuant to Qualified Domestic Relations
                Orders .............................................     28
       7.13 Direct Rollovers .......................................     28
 ARTICLE 8 - HARDSHIP WITHDRAWALS AND LOANS ........................     30
       8.01 Hardship Withdrawal of Account .........................     30
       8.02 Definition of Hardship .................................     30
       8.03 Maximum and Minimum Hardship Distribution ..............     30
       8.04 Procedure to Request Hardship Distribution .............     32
       8.05 Authority to Establish Loan Program ....................     32
       8.06 Eligibility ............................................     32
       8.07 Loan Amount ............................................     32
       8.08 Maximum Number of Loans ................................     33
       8.09 Assignment of Account ..................................     33
       8.10 Interest ...............................................     33
       8.11 Term of Loan ...........................................     33
       8.12 Level Amortization .....................................     33
       8.13 Directed Investment ....................................     34
       8.14 Other Requirements .....................................     34
       8.15 Distribution of Hardship Withdrawals and Loans .........     34
       8.16 Valuation for Purposes of Withdrawals and Loans ........     35
 ARTICLE 9 - ADMINISTRATION OF THE PLAN ............................     36
       9.01 Named Fiduciaries ......................................     36
       9.02 Board of Directors .....................................     36
       9.03 Trustee ................................................     36
       9.04 Committee ..............................................     36
       9.05 Standard of Fiduciary Duty .............................     38
       9.06 Claims Procedure .......................................     39
       9.07 Indemnification of Committee ...........................     40


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
ARTICLE 10 - AMENDMENT AND TERMINATION ............................      41
      10.01 Right to Amend ........................................      41
      10.02 Termination and Discontinuance of Contributions .......      41
      10.03 IRS Approval of Termination ...........................      42
ARTICLE 11 - SPECIAL DISCRIMINATION RULES .........................      43
      11.01 Definitions ...........................................      43
      11.02 $8,994 Limit on Pre-Tax Contributions .................      45
      11.03 Average Actual Deferral Percentage ....................      47
      11.04 Special Rules For Determining Average Actual Deferral
               Percentage .........................................      48
      11.05 Distribution of Excess ADP Deferrals ..................      48
      11.06 Average Actual Contribution Percentage ................      50
      11.07 Special Rules For Determining Average Actual Contribution
               Percentages ........................................      51
      11.08 Distribution of Employer Matching Contributions .......      51
      11.09 Combined ACP and ADP Test .............................      52
      11.10 Order of Applying Certain Section of Article ..........      54
ARTICLE 12 - HIGHLY COMPENSATED EMPLOYEES .........................      55
      12.01 In General ............................................      55
      12.02 Highly Compensated Employees ..........................      55
      12.03 Former Highly Compensated Employee ....................      55
      12.04 Family Aggregation Rules ..............................      56
      12.05 Definitions ...........................................      56
      12.06 Other Methods Permissible .............................      58
ARTICLE 13 - MAXIMUM BENEFITS .....................................      59
      13.01 General Rule ..........................................      59
      13.02 Combined Plan Limitation ..............................      61
      13.03 Definitions ...........................................      61
ARTICLE 14 - TOP HEAVY RULES ......................................      63
      14.01 General ...............................................      63
      14.02 Definitions ...........................................      63
      14.03 Minimum Benefits ......................................      64
      14.04 Combined Plan Limitation For Top Heavy Years ..........      65
ARTICLE 15 - MISCELLANEOUS ........................................      66
      15.01 Headings ..............................................      66


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
      15.02 Action by Employer ....................................      66
      15.03 Spendthrift Clause ....................................      66
      15.04 Distributions Upon Special Occurrences ................      66
      15.05 Discrimination ........................................      67
      15.06 Release ...............................................      67
      15.07 Compliance with Applicable Laws .......................      67
      15.08 Merger ................................................      67
      15.09 Governing Law .........................................      67
      15.10 Legally Incompetent ...................................      67
      15.11 Location of Participant or Beneficiary Unknown ........      68
      15.12 Adoption of the Plan by Controlled Affiliate Sponsors .      68
      15.13 Protected Benefits ....................................      70




                                     - vi -
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                PRINTPACK, INC. SAVINGS AND PROFIT SHARING PLAN
                (As Amended and Restated Effective July 1, 1993)


                                   ARTICLE 1
                                  INTRODUCTION

1.01  History of the Plan.

      The Board of Directors established the Printpack, Inc. Profit Sharing Plan on July 1, 1961 for the exclusive benefit of its eligible employees. The Prior Plan was amended and restated from time to time and most recently was amended and restated effective October 1, 1984 (the "Prior Plan"). The Prior Plan was at all times maintained as a plan meeting the qualification requirements of Section 401(a) of the Internal Revenue Code, as amended, and the Employee Retirement Income Security Act of 1974.


1.02  New Plan.

      Effective July 1, 1993, the Prior Plan is continued in an amended and restated form as set forth in this document to comply with the requirements of the Internal Revenue Code of 1986 (the "Code") and the Employee Retirement Income Security Act of 1974 ("ERISA").

1.03  Effective Dates.

      Notwithstanding that the Plan was amended and restated effective July 1, 1993, the following provisions of the Plan shall have effective dates prior to the Effective Date of this Plan:


      (a) The definition of "Compensation" contained in Article 2 shall be effective July 1, 1987.

      (b) The provisions regarding the Code Section 401(a)(17) limits on compensation which can be taken into account for Plan purposes and which is contained in the definition of "Compensation" in
           Article 2 shall be effective as of the dates set forth in such definition.

      (c) The provision regarding "leased employees" contained in the definition of "Eligible Employees" in Article 2 shall be effective July 1, 1987.

      (d) Section 4.02, regarding Employee After-Tax Contributions, shall be effective April 1, 1989.

      (e) Section 7.06(c), regarding the removal of Committee discretion as to the commencement date of benefit payments, shall be effective April 1, 1989.

      (f) Section 7.13, regarding Direct Rollovers, shall be effective January 1, 1993.

      (g)  Article 13, Maximum Benefits, shall be effective April 1,
           1987.

      (h)  Article 14, Top-Heavy Provisions, shall be effective April
           1, 1987.

      In addition, certain other provisions of the Plan by their express terms have different effective date rules.

1.04  Purpose.

      The purpose of this Plan is to encourage retirement savings by Participants by allowing them to accumulate tax-deferred savings while providing an incentive through matching contributions made by the Employer. Further, the benefits described in the Plan are provided for the exclusive benefit of the Participants and their Beneficiaries and this Plan shall be administered and interpreted in accordance with such purpose.


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

                                   ARTICLE 2
                                  DEFINITIONS

Certain terms of this Plan have defined meanings which are set forth in this Article and which shall govern unless the context in which they are used clearly indicates that some other meaning is intended.

Account. The Account established and maintained by the Committee or Trustee for each Participant or their Beneficiaries to which shall be allocated each Participant's interest in the Fund. Each Account shall be comprised of the sub-accounts described in Section 6.01.

Adjustment. For any Valuation Date, the aggregate earnings, realized or unrealized appreciation, losses, expenses, and realized or unrealized depreciation of the Fund since the immediately preceding Valuation Date. For purposes of such adjustment, all assets of the Trust Fund shall be valued at their fair market value as of each Valuation Date. The determination of the valuation of assets and the adjustment shall be made by the Trustee and shall be final and binding.

Affiliate. The Company and any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Company; any trade or business which is under common control (as defined in Code Section 414(c)) with the Company; any organization which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Code Section 414(o).

Authorized Leave of Absence. Any temporary layoff or any absence authorized by the Employer under the Employer's standard personnel practices provided that all persons under similar circumstances must be treated alike in the granting of such Authorized Leaves of Absence and provided further that the Participant returns within the period of authorized absence. An absence due to service in the Armed Forces of the United States shall be considered an Authorized Leave of Absence to the extent required by federal law.

Basic Pre-Tax Contributions.  See Section 4.01(a).

Beneficiary.

      (a) Unmarried Participants. For unmarried Participants, any individual(s), trust(s), estate(s), partnership(s), corporation(s) or other entity or entities designated by the Participant in accordance with procedures established by the Committee to receive any distribution to which the Participant is entitled under the Plan in the event of the Participant's death. The Committee may require certification by a Participant in any form it deems appropriate of the Participant's marital status prior to accepting or honoring any Beneficiary designation. Any Beneficiary designation shall be void if the Participant revokes the designation or marries. Any Beneficiary designation shall be void to the extent it conflicts with the terms of a "qualified domestic relations order," as defined in Code
           Section 414(p).

           If an unmarried Participant fails to designate a Beneficiary or if the designated Beneficiary fails to survive the Participant and the Participant has not designated a contingent Beneficiary, the Beneficiary shall be the Participant's estate.

      (b) Married Participant. A married Participant's Beneficiary shall be his Spouse at the time of his death unless the Participant has designated a non-spouse Beneficiary (or Beneficiaries) with the written consent of his Spouse given in the presence of a Notary Public on a form provided by the Committee, or unless the terms of a qualified domestic relations order require payment to a non-spouse Beneficiary. A married Participant's designation of a non-spouse Beneficiary in accordance with the preceding sentence shall remain valid until revoked by the Participant or until the Participant marries a Spouse who has not consented to a designation in accordance with the preceding sentence.

           For the purposes of this Section, revocation of prior
           Beneficiary designations will occur when a Participant (i) files a subsequent valid designation with the Committee; or (ii) files a signed statement with the Committee evidencing his intent to revoke any prior designations.

Board.  The Board of Directors of the Company.

Break in Service. A period of five consecutive One-Year Breaks in Service. A period of an Authorized Leave of Absence shall not result in a Break in Service if employment is resumed immediately upon expiration of such period.

Code.  The Internal Revenue Code of 1986, as amended.

Committee. The Committee appointed by the Board under Article 9 to administer the Plan.

Company. Printpack, Inc. and its successors and assigns which adopt this Plan.

Compensation. Effective July 1, 1987, the gross annual earnings reported on a Participant's Form W-2 (box 10 or its comparable location as provided on Form W-2 in future years) as required by Code Sections 6041(d) and 6051(a)(3); but adding back Pre-Tax Contributions under this Plan and salary reduction pre-tax contributions to a Section 125 Plan maintained by the Employer and ignoring reimbursements or other expense allowances, fringe benefits (cash and non-cash, including but not limited to personal use of automobiles and condominiums, split dollar life insurance, and estate planning services), moving expenses, deferred compensation (and for this purpose benefits under a stock option plan is "deferred compensation") and welfare benefits (and for this purpose, worker's compensation payments of any type and severance pay of any type shall be considered "welfare benefits," but sick pay, short term disability and vacation pay are not considered "welfare benefits"). Compensation shall be determined by ignoring any income exclusions under Code Section 3401(a) based on the nature or location of employment.

Effective April 1, 1989, no more than $200,000 in Compensation (adjusted annually as provided in Code Section 401(a)(17)) shall be taken into account for any Participant during a Plan Year. Effective July 1, 1994, no more than $150,000 in Compensation (adjusted annually as provided in Code Section 401(a)(17)) shall be taken into account for any Participant during a Plan Year.

See also Section 12.04 for additional rules regarding aggregation of Compensation for certain Family Members.

Controlled Affiliate Sponsor. Any Affiliate that adopts or is deemed to adopt this Plan. See also Section 15.12.

Cost of Living Factor. The cost of living factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code, as applied to such items and in such manner as the Secretary may provide.

Credited Service. The number of years of service as an Employee of the Employer which shall be measured in accordance with the following rules:

(a) Every Employee who is employed on the Effective Date shall receive one year of Credited Service under this Plan for each year of Credited Service earned prior to July 1, 1993.

(b) After the Effective Date, an Employee shall receive one year of Credited Service for any Plan Year, including the Plan Year in which employment commences and the Plan Year in which employment terminates, during which the Employee is credited with 1,000 or more Hours of Service.

(c) An Employee shall not receive any Credited Service for any period of employment during any Plan Year if the Employee is credited with less than 1,000 Hours of Service during such Plan Year Notwithstanding the foregoing, no Employee shall have a vesting percentage after April 1, 1993 that is less than the vesting percentage such Employee would have had if the Plan Year for this Plan had continued to be the twelve-month period ending each March 31. Accordingly, as an example, if a Participant terminates employment without being fully vested in his Account under this Plan, the Committee shall determine whether such Participant would have had a greater vesting percentage if the Plan had not changed Plan Years during 1993 from a March 31 year-end to a June 30 year-end, and if so, such Participant shall have the higher vesting percentage. The Committee shall maintain such records as are necessary to implement this provision.

(d) An Employee shall not receive Credited Service for any period of employment which precedes a Break in Service, if, as of the first day of the Break in Service, the Employee was not entitled to a vested benefit under the Plan.

(e) For purposes of determining Credited Service, periods of employment with an Affiliate shall be deemed to be employment with the Employer.

(f) Credited Service shall not include any employment with an Affiliated Sponsor prior to its designation as an Affiliated Sponsor or any period of employment with a predecessor employer prior to its acquisition by Employer except to the extent provided in this Article 2.

(g) The Committee, in its sole discretion and in accordance with a uniform and nondiscriminatory policy, may grant Credited Service to an Employee for periods of Authorized Leave of Absence.

Effective Date. July 1, 1993, but see Section 1.03 concerning other effective dates.

Eligible Employee. Except for those Employees identified in the following sentence, all Employees employed by an Employer shall be considered Eligible Employees. The following Employees shall not be considered Eligible
Employees: (i) any employee included in a collective bargaining unit for which a labor organization is recognized as collective bargaining agent unless the collective bargaining agreement provides for participation in this Plan and (ii) any Employee who is a nonresident alien and who does not receive earned income from an Employer which constitutes income from sources within the United States. "Leased Employees," within the meaning of Code
Section 414(n)(2), with respect to an Employer shall not be considered Eligible Employees.

Employee. Any person employed by or on Authorized Leave of Absence from an Employer and any person who is a "leased employee" within the meaning of Code
Section 414(n)(2) with respect to an Employer, as applicable. However, if such "leased employees" constitute less than 20 percent of the Company's and Affiliates' combined nonhighly compensated work force, or the Non-Controlled Affiliate's nonhighly compensated work force (as applicable) within the meaning of Code Section 414(n)(1)(C)(ii), the term "Employee" shall not include "leased employees" covered by a plan described in Code Section 414(n)(5).

Employee After-Tax Contribution Account. The portion of a Participant's total Account attributable to After-Tax Contributions under the Prior Plan and the total of the Adjustments which have been credited to or deduction from a Participant's Account with respect to those contributions.

Employer. The Company, each Controlled Affiliate Sponsor, and each Non-Controlled Sponsor.

Employer Contributions. Employer Matching Contributions and Profit Sharing Contributions.

Employer Contribution Account. The portion of a Participant's total Account attributable to Employer Contributions, and the total of the Adjustments which have been credited to or deducted from a Participant's Account with respect to Employer Contributions.

Employer Matching Contribution.  See Section 5.01(a).

Employer Matching Contribution Account. The portion of a Participant's total Account attributable to Employer Matching Contributions, and the total of the Adjustments which have been credited to or deducted from a Participant's Account with respect to Employer Matching Contributions.

Employment.  The active service of an Employee with an Employer.

Entry Date. The Entry Dates will be January 1, May 1, July 1 and November 1 of each Plan Year. Effective January 1, 1994, the Entry Dates shall be the first day of each calendar month.

ERISA. Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

Family Member.  See Section 12.04.

Fiduciary. Any party named as a Fiduciary in Article 9 of the Plan. Any party shall be considered a Fiduciary of the Plan only to the extent of the powers and duties specifically allocated to such party under the Plan.

Former Participant.  See Section 3.02(a).

Highly Compensated Employee.  See Article 12.

Hour of Service shall mean:

(a) Each hour for which an Employee is paid, or entitled to payment, for performance of duties for an Employer.

(b) Each hour for which an Employee is paid, or entitled to payment, by an Employer, on account of a period of time during which no duties are performed (irrespective of whether the employment relationship is terminated) due to vacation, holiday, illness, incapacity, layoff, jury duty, military duty, or leave of absence; provided that in no event, shall an Employee receive credit for more than 501 Hours of Service for any single continuous period of non-working time.

(c) Each hour for which an Employee is absent from work by reason of: (i) the pregnancy of the Employee, (ii) birth of a child of the Employee,
     (iii) placement of a child with the Employee in connection with the adoption of the child by the Employee, or (iv) caring for a child referred to in paragraphs (i) through (iii) immediately following birth or placement. Hours credited under this paragraph shall be credited at the rate of 8 hours per day, but shall not, in the aggregate, exceed the number of hours required to prevent the Employee from incurring a One-Year Break in Service (a maximum of 501 hours) during the first computation period in which a One-Year Break in Service would otherwise occur, provided, however, that this rule shall apply only during the Plan Year in which the absence from work begins and the immediately following Plan Year.

(d) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer. These hours shall be credited to the Employee for the computation period or period to which the award or agreement pertains, rather than the computation period in which the award, agreement, or payment is made.

(e) In lieu of the foregoing, an Employee who is not compensated on an hourly basis (such as salary, commission or piecework employees) shall be credited with 45 Hours of Service for each week in which such Employee would be credited with Hours of Service in hourly pay. However, this method of computing Hours of Service may not be used for any Employee whose Hours of Service is required to be counted and recorded by any Federal law, such as the Fair Labor Standards Act. Any such method must yield an equivalency of at least 1,000 hours per computation period.

(f) The following rules shall apply in determining whether an Employee completes an "Hour of Service":

       1.   The same hours shall not be credited under paragraphs
            (a), (b) or (c) above, as the case may be, and paragraph (d) above, nor shall the same hours credited under paragraphs (a) through (d) above be credited under paragraph (e) above.

       2. The rules relating to determining hours of service for reasons other than the performance of duties and for crediting hours of service to particular periods of employment shall be those rules stated in Department of Labor regulations Title 29, Chapter XXV, subchapter C, part 2530, Sections 200b2(b) and 200b2(c), respectively.

Investment Fund. The separate funds under the Trust Fund which are distinguished by their investment objectives. See Section 6.03.

Investment Manager. The individual or entity having exclusive power and authority for the investment and reinvestment of the Fund as provided in the Trust Agreement.

Non-Controlled Sponsor. A corporation or other business entity that co-sponsors this Plan (see Section 15.12), but is not an Affiliate of the Company (i.e., generally is not an 80% subsidiary or sister company).

Normal Retirement Date.  The date a Participant attains age 65.

One-Year Break in Service. Any Plan Year in which an Employee accrues 500 or fewer Hours of Service.

Participant. An Employee who becomes eligible to participate in the Plan as provided in Article 3.

Permanent Disability. A physical or mental condition which, in the judgment of the Committee, based upon medical reports and other evidence satisfactory to the Committee, presumably prevents an Employee from satisfactorily performing his usual duties for the Employer or the duties of such other position or job which the Employer makes available to him and for which such Employee is qualified by reason of his training, education or experience.

Plan. Printpack, Inc. Savings and Profit Sharing Plan as set forth in this document together with any subsequent amendments hereto.

Plan Administrator or Administrator, within the meaning of Section 3(16) of ERISA, shall mean the Company.

Plan Year. Effective July 1, 1993, the Plan Year shall be the annual period from July 1 through the following June 30.

Pre-Tax Contributions. Basic Pre-Tax Contributions and Supplemental Pre-Tax Contributions made to the Plan during the Plan Year by the Employer, at the election of the Participant, in lieu of cash compensation and that are made pursuant to a salary reduction agreement. Such contributions are nonforfeitable when made and distributable only as specified in Article 7.

Pre-Tax Contribution Account. The portion of a Participant's Account attributable to Pre-Tax Contributions, and the total of the Adjustments which have been credited to or deducted from a Participant's Account with respect to Pre-Tax Contributions.

Prior Plan.  See Section 1.01.

Profit Sharing Contribution.  See Section 5.01(b).

Profit Sharing Contribution Account. The portion of a Participant's Account attributable to Profit Sharing Contributions, and the total of the Adjustments which have been credited to or deducted from a Participant's Account with respect to Profit Sharing Contributions.

Qualified as used in "qualified plan" or "qualified trust", shall mean a plan and trust which are entitled to the tax benefits provided respectively by Sections 401 and 501 of the Code, and related provisions of the Code.

Retirement. The Termination of Employment of a Participant on or after his Normal Retirement Date.

Rollover Account. The portion of a Participant's Account attributable to Rollover Contributions or the total of the Adjustments attributable to such Rollover Contributions.

Rollover Contribution.  See Section 4.06.

Spouse. The person who was married to the Participant (in a civil or religious ceremony recognized under the laws of the state where the marriage was contracted) immediately prior to the date on which payments to the Participant from the Plan begin. If the Participant dies prior to the commencement of benefits, Spouse shall mean a person who is married to a Participant (as defined in the immediately preceding sentence) on the date of the Participant's death. A Participant shall not be considered married to another person as a result of any common law marriage whether or not such common law marriage is recognized by applicable state law.

Supplemental Pre-Tax Contributions.  See Section 4.01(b).

Termination of Employment. An Employee that has ceased to be employed by the Employer for any of the following reasons:

     (i)  Voluntary resignation from the service of the Employer;

    (ii)  Discharge from the service of the Employer by the Employer;

   (iii)  Retirement;

    (iv)  Death; or

     (v)  Permanent Disability.

Notwithstanding the foregoing, an Employee who ceases to be actively employed by reason of an Authorized Leave of Absence shall not be considered as having a Termination of Employment. See Section 3.04 regarding transfers of employment between the Company, Controlled Affiliate Sponsors and Non-Controlled Sponsors.

Treasury Regulation. Regulations pertaining to certain Sections of the Code as issued by the Secretary of the Treasury.

Trust or Trust Agreement. The separate Agreement of Trust entered into between the Employer and the Trustee which governs the creation of the Fund and all amendments thereto which may hereafter be made.

Trust Fund or Fund. The cash and other properties held and administered by the Trustee in accordance with the Plan and Trust Agreement.

Trustee. The persons, corporation, association or a combination of them acting as Trustee under the Trust Agreement.

Valuation Date. The last day of each calendar quarter of the Plan Year or such other date as the Committee, in its sole discretion, may determine.

Defined Terms. A defined term, such as "Retirement," will normally govern the definitions of derivatives therefrom, such as "Retire," even though such derivatives are not specifically defined and even if they are or are not initially capitalized. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, unless the context clearly indicates to the contrary. Singular and plural nouns and pronouns shall be interchangeable as the factual context may allow or require. The words "hereof," "herein," "hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or Section.

                                   ARTICLE 3
                                 PARTICIPATION

3.01 Participation.

       (a)  An Eligible Employee who was a Participant in the Prior
            Plan on the day preceding the Effective Date of this Plan shall be a Participant in this Plan on the Effective Date provided he is employed on the Effective Date.

       (b) On and after the Effective Date but prior to January 1, 1994, and for all purposes other than being eligible to receive an Employer Profit Sharing Contribution under Section 5.01(b), an Eligible Employee who is not described in subsection (a) above, shall become a Participant in the Plan on the first Entry Date after such Employee's initial date of hire. On and after January 1, 1994, and for all purposes other than being eligible to receive an Employer Profit Sharing Contribution under Section 5.01(b), an Eligible Employee who is not described in subsection
            (a) above shall become a Participant in the Plan on the first Entry Date that falls at least sixty (60) days after such Employee's initial date of hire.

       (c) On and after the Effective Date, and for purposes of being eligible to receive an Employer Profit Sharing Contribution under Section 5.01(b), an Eligible Employee who is not described in (a) above, shall become a Participant in this Plan on the first Entry Date coincident with or next following the date the Employee completes the 12-consecutive month period following his initial date of hire, provided that the Employee accrues 1,000 or more Hours of Service during such period; and if he does not accrue 1,000 or more Hours of Service during his first 12 months of employment, then he shall become a Participant under this clause (ii) on the Entry Date coincident with or next following the date the Employee completes a Plan Year during which he accrues 1,000 or more Hours of Service.

       (d)  If an Eligible Employee either (i) is not employed or
            (ii) is no longer an Eligible Employee on the earliest Entry Date on or after such Employee's initial date of hire as described above, but returns to work or again becomes an Eligible Employee before incurring a Break in Service, such Eligible Employee shall commence participation on the date such Employee returns to work or again becomes an Eligible Employee. If the Employee returns to work or again becomes an Eligible Employee after a Break in Service, such Employee must again satisfy the requirements of
            Section 3.01(b).

       (e) An Eligible Employee who becomes eligible to participate in this Plan will be asked to follow certain procedures to enroll in the Plan, and pursuant to which he will designate Beneficiaries and may elect to make Pre-Tax Contributions. However, an Eligible Employee's pursuant to which he will designate Beneficiaries and may elect to make Pre-Tax

            Contributions. However, an Eligible Employee's participation in the Plan shall not be contingent upon completion of such enrollment process.

3.02 Participation and Rehire.

       (a) Status as a Participant. A Participant's participation in the Plan shall continue until the Participant's Termination of Employment. On or after his Termination of Employment, the Employee shall be known as a Former Participant and his benefits shall thereafter be governed by the provisions of Article 7. The individual's status as a Former Participant shall cease as of the date the individual ceases to have any balance in his Account.
            If a Participant ceases to be an Eligible Employee but does not have a Termination of Employment, then such person shall continue to be known as a "Participant," but shall not be eligible to make Pre-Tax Contributions and shall not be eligible to receive Employer Matching Contributions.

       (b) Rehire of Person who was a Participant in this Plan. An Eligible Employee who was a Participant in this Plan at the time of his Termination of Employment and who is subsequently rehired by an Employer, shall be eligible to immediately participate in this Plan on the date of his rehire or, if later, on the date he becomes an Eligible Employee.

3.03 Not Contract for Employment.

       Participation in the Plan shall not give any Employee the right to be retained in the Employer's employ, nor shall any Employee, upon dismissal from or voluntary termination of his employment, have any right or interest in the Fund, except as herein provided.

3.04 Transferred Participants.

        In the event that a Participant or Employee transfers from the
        Company or a Controlled Affiliated Sponsor to a Non-Controlled Sponsor, or vice versa, then (i) if such person was a Participant in this Plan, such person shall continue participation in this Plan without interruption; and (ii) if such person was not a Participant in this Plan, such person's Eligibility Service with the organization such person transfers from, shall be treated as though it were
        service with the organization to which such person transfers.   In
        addition, if this Plan provide different rules with respect to employer contributions for the Company and its Controlled Affiliated Sponsors (on the one hand) and Non-Controlled Sponsors (on the other hand), then a transferring Participant shall be subject to the rules that apply to the transferee Sponsor (rather than the rules that apply to the transferor Sponsor and rather than a pro rata application of rules for both the transferor and transferee Sponsor).

                                   ARTICLE 4
                                 CONTRIBUTIONS


4.01    Employee Pre-Tax Contributions

       (a) Basic Pre-Tax Contributions. Except during periods of suspension (see Section 4.03(b)), a Participant may elect to make Basic Pre-tax Contributions to the Plan by means of payroll deduction. A Participant may contribute as a Basic Pre-Tax Contribution any whole percentage from 1% to 6% of his Compensation during any Plan Year. Basic Pre-Tax Contributions will be matched by Employer Matching Contributions, to the extent provided in Section 5.01(a).

       (b) Supplemental Pre-Tax Contributions. Any Participant who has elected to make Basic Pre-Tax Contributions at a rate of 6% as provided in Section 4.01(a) may elect to make Supplemental Pre-Tax contributions to the Plan by means of payroll deduction. A Participant may contribute as a Supplemental Pre-Tax Contribution any whole percentage from 1% to 9%. Supplemental Pre-Tax Contributions will not be matched by the Employer.


4.02   Employee After-Tax Contributions.

       Employees shall not be permitted to make After-Tax Contributions.

4.03   Elections Regarding Pre-Tax Contributions.


       (a)  Procedure for Making Elections.  Elections by a
            Participant to make Pre-Tax Contributions to the Plan shall be made in writing on a form prescribed by the Committee and by designating on such form the percentage of Compensation that will be contributed as a Pre-Tax Contribution during each pay period. The election to make Pre-Tax Contributions shall be effective no earlier than the first day of the Participant's normal pay period beginning at least 20 days after the Employer receives such election form. The Committee may prescribe rules and regulations regarding the manner and timing of the Participant's election including a shorter or longer period of required notice.

       (b) Treatment as 401(k) Contributions. It is expressly intended that, to the extent allowable by law, Pre-Tax Contributions shall not be included in the gross income of the Employee for income tax purposes and shall be deemed contributions under a cash or deferred arrangement pursuant to Code Section 401(k).

       (c) Additional Limitations of Pre-Tax Contributions. Pre-Tax Contributions shall be subject to the limitations described in
            Section 11.02 (maximum dollar contribution limit), Section 11.03 (ADP non-discrimination test) and Article 13 (Code Section 415 limit).

4.04   Change in Employee Contribution Percentage or Suspension of
       Contributions.

       (a) Change of Contribution Percentage. A Participant may increase or decrease the percentage of his Compensation contributed as a Pre-Tax Contribution at any time during the Plan Year; provided that prior to July 1, 1994, such changes may be made only on May 1 and November 1 of each Plan Year. For such change to be effective, whether made before or after July 1, 1994, the Participant must notify the Committee at least 60 days prior to the date that the increase or decrease will become effective or such lesser time as determined by the Committee on a nondiscriminatory basis.

       (b) Suspension of Contributions. A Participant may suspend his Pre-Tax Contributions at any time by properly completing a form prescribed by the Committee. The suspension of Pre-Tax Contributions will be effective on the first day of the Participant's normal payroll period that begins after the Participant properly notifies the Committee; provided that prior to June 3, 1994, the suspension of Pre-Tax Contributions will be effective on the first day of the Participant's normal payroll period that begins 60 days after the Participant delivers the completed form to the Committee. A Participant may resume making Pre-Tax Contributions as of the first day of any payroll period following the effective date of such suspension of contributions and only after informing the Committee in writing at least 90 days prior to the date on which the Pre-Tax Contributions are to resume; provided, however, that prior to July 1, 1994, such resumption of contributions may be made only on the May 1 or November 1 following the effective date of such suspension. The Committee, on a nondiscriminatory basis, may prescribe a lesser number of days on which the suspension or resumption of Pre-Tax Contributions is to be effective. A Participant's Pre-Tax Contributions shall automatically be suspended beginning on the first payroll period that commences after the Participant is not in receipt of Compensation, the Participant's layoff or the Participant's Authorized Leave of Absence without pay.

       (c)  Other Rules.

            (1) See Section 8.03 for circumstances under which a Participant's Pre-Tax Contributions could be suspended for a period of at least 12 months after such Participant receives a hardship distribution.

            (2)  In order to satisfy the provisions of
                 Article 11 and Article 13, the Committee may from time to time either temporarily suspend the Pre-Tax Contributions of Highly Compensated Employees or reduce the maximum permissible Pre-Tax Contribution that may be made to the Plan by Highly Compensated Employees.

            (3) Any reduction, increase, or suspension of Pre-Tax Contributions described in this Section 4.03 shall be made in such manner as the Committee may prescribe from time to time consistent with the provisions of this Section.


4.05   Deadline for Contribution and Allocation of Pre-Tax Contributions.

       Pre-Tax Contributions shall be deducted by the Employer from the Participant's Compensation and paid to the Trustee as promptly as possible after the end of each regular pay period but in no event later than 90 days after such Pre-Tax Contributions have been retained by the Employer.

4.06   Rollover Contribution.


       (a) Without regard to any limitation on contributions set forth in this Article, a person who is an Eligible Employee but has not yet become a Participant in the Plan, or a person who has become a Participant in the Plan shall be permitted to transfer to the Trustee during any Plan Year additional property acceptable to the Trustee, provided such property:

            (1) was received by such Eligible Employee or Participant from a Qualified Plan maintained by a previous employer of the Eligible Employee or Participant and qualifies as a rollover contribution within the meaning of Code Section 402(a)(5); or

            (2) was received by the Eligible Employee or Participant from an individual retirement account or individual retirement annuity and qualifies as a rollover contribution within the meaning of Code Section 408(d)(3)(A)(ii).

       (b) Such property shall be held by the Trustee in the Rollover Account for such Eligible Employee or Participant. Such amounts shall be invested as provided in Section 6.03 and distributed to the Eligible Employee or Participant upon Termination of Employment in the manner provided in Article 7.
            The fact that an Eligible Employee may make a rollover contribution pursuant to this Section shall not operate to make such person a Participant in this Plan for any other purpose.

                                   ARTICLE 5
                             EMPLOYER CONTRIBUTIONS


5.01   Employer Contributions.

       (a) Employer Matching Contribution. The Employer shall contribute a Matching Contribution to the Account of each Participant who made a Basic Pre-Tax Contribution. The amount allocated to a Participant's Employer Matching Contribution Account shall be an amount equal to fifty percent (50%) of such Participant's Basic Pre-Tax Contributions made during the Plan Year.

       (b)  Profit Sharing Contribution.  At the end of each Plan
            Year, the Employer may, but is not required to, make a Profit Sharing Contribution to the Account of each Participant who has met the eligibility requirements for a Profit Sharing Contribution under Section 4.01(c)), who is employed on the last Valuation Date of the Plan Year (the "Final Valuation Date") and who has completed at least 1,000 Hours of Service during such Plan Year. The Profit Sharing Contribution, if any, shall be allocated in the proportion that the total points awarded to a Participant in accordance with subsections (i) and (ii) below bear to the total points awarded to all such Participants for the Plan Year, and without regard to the amount, if any, each Participant individually contributed for the same Plan Year.

            (i) Each Participant shall be awarded one (1) point for each Five Hundred Dollars ($500) of Compensation paid by the Employer to the Participant during the Plan Year; provided, however, that the Compensation earned by a Participant prior to his Entry Date into the Plan shall not be included. Fractional points shall not be awarded.

            (ii) Each Participant shall be awarded one (1) point for each year of his Credited Service (including the current Plan Year). Fractional points shall not be awarded.

5.02   Form and Timing of Contributions.

       (a) Employer Contributions shall be made in cash or in property acceptable to the Trustee valued at the property's fair market value on the date the property is delivered to the Trustee. Employer Contributions shall be delivered to the Trustee on or before the date prescribed by the Code for filing the Employer's federal income tax return, including authorized extensions.

       (b) Except as provided in this Section 5.02, all Employer Contributions shall be irrevocable, shall never inure to the benefit of any Employer, shall be held for the exclusive purpose of providing benefits to Participants and their Beneficiaries (and contingently for defraying reasonable expenses of administering the Plan), and shall be held and distributed by the Trustees only in accordance with this Plan.

       (c) Upon an Employer's request and to the extent permitted by the Code and other applicable laws and regulations thereunder, a contribution which was made by a mistake in fact, or conditioned upon the initial qualification of the Plan under Code Section 401(a) or upon the deductibility of the contribution under
            Section 404 of the Code shall be returned to the Employer within one year after the payment of the contribution, the denial of the Plan's initial qualification, or the disallowance of the deduction (to the extent disallowed) whichever is applicable.

                                   ARTICLE 6
                            ACCOUNTS AND ALLOCATIONS


6.01 Participant Accounts.

       (a) Individual Account Plan. This Plan is an "individual account plan," as that term is used in ERISA. A separate Account shall be maintained for each Participant, former Participant or Beneficiary, so long as he has an interest in the Trust Fund.

       (b) Sub-Accounts. Each Account shall be divided (as appropriate) into the following parts and sub-parts:

            (1)  The Pre-Tax Contribution Account, which
                 shall reflect Basic Pre-Tax Contributions and Supplemental Pre-Tax Contributions contributed to this Plan and any Adjustments thereto.

            (2) The Employer Matching Contribution Account, which shall reflect Employer Matching Contributions contributed to this Plan and any Adjustments thereto.

            (3) The Profit Sharing Contribution Account, which shall reflect the Profit Sharing Contributions contributed to this Plan and any Adjustments thereto.

            (4)  The Employee After-Tax Contribution
                 Account, which shall reflect the Employee's After-Tax Contributions contributed to the Prior Plan and any adjustments thereto.

            (5) The Rollover Account, which shall reflect the value of all investments derived from the Participant's Rollover Contributions under this Plan and any Adjustments thereto.

            In addition, the Committee may divide such sub-accounts into such additional sub-portions as the Committee deems to be necessary or advisable under the circumstances or to establish other accounts or sub-accounts as needed.

       (c)  Value of Account as of Valuation Date.  As of each
            Valuation Date, each Participant's Account shall equal:

            (1) his total Account as determined on the immediately preceding Valuation Date, plus

            (2)  his Pre-Tax Contributions added to his
                 Account since the immediately preceding Valuation Date, plus

            (3) his Employer Matching Contributions added to his Account since the immediately preceding Valuation Date, plus

            (4) his Profit Sharing Contributions added to his Account since the immediately preceding Valuation Date; plus

            (5)  his Rollover Contributions or amounts
                 transferred to this Plan from the trustee of another Qualified Plan and which were added to his Account since the immediately preceding Valuation Date, minus

            (6)  his distributions, if any, since the
                 immediately preceding Valuation Date, plus or minus

            (7)  his allocable share of Adjustments.



6.02  Allocation of Adjustments.

      The Adjustment for each Investment Fund shall be calculated as of each Valuation Date. The Adjustment for a given Investment Fund shall be allocated to each Account invested in such Investment Fund in the proportion that each such Account bears to the total of all such Accounts. The Committee may direct that expenses attributable to general Plan administration be allocated among the Accounts of all Participants in proportion to their Account balances. The Adjustment that is allocable to the Participant's directed investment of his loan shall be the interest payments made by the Participant with respect to such loan since the immediately preceding Valuation Date.

6.03  Investment Funds and Elections.

      (a) Election of Investment Funds. Each Participant shall direct, following such procedures as may be specified by the Committee, to have his Account allocated or reallocated in 10% increments among the Investment Funds available under the Plan.

      (b) Initial Investment Direction. A Participant's initial investment election must allocate his entire Account in 10% increments among the Investment Funds, as of the date of the directive, and all subsequent contributions to each sub-account for so long as the election remains in effect. An Employee who fails to make a proper investment election by the deadline established by the Committee shall have his Account invested in the Investment Funds that provide for the least volatility in the value of principal (as determined by the Committee).


      (c)  Subsequent Investment Elections.

           (i) Investment elections will remain in effect until changed by a new election.

           (ii) New elections may be made in 10% increments by a Participant at any time during the Plan Year; provided that prior to July 1, 1994, such changes may be made only on May 1 and November 1 of each Plan Year, by delivery of written notice to the Committee. For such change to be effective, whether made before or after July 1, 1994, such election must be received at least 60 days (or a shorter period established by the Committee on a nondiscriminatory basis) prior to the desired effective date. New elections may change future allocations to the Participant's Account, may reallocate between the Investment Funds any amounts previously credited to the Participant's Account, or may leave the allocation of such prior amounts unchanged.

           (iii)   All Trust transactions reflecting
                   investment elections among the various Investment Funds will occur as of the date upon which the elections are to take effect and the values of the various funds shall be determined as of such dates.

       (d)  Investment Options.  The Committee shall select such
            Investment Funds as are deemed appropriate and shall notify affected Participants of such Investment Funds. The Committee may modify, eliminate or select new Investment Funds from time to time and shall notify affected Participants of such changes and solicit new investment elections, if appropriate.


6.04   Errors.

       Where an error or omission is discovered in any Participant's Account, the Committee shall make appropriate corrective adjustments as of the end of the Plan Year in which the error or omission is discovered. If it is not practical to correct the error retroactively, then the Committee shall take such action in its sole discretion as may be necessary to make such corrective adjustments, provided that any such actions shall treat similarly situated Participants alike and shall not discriminate in favor of Highly Compensated Employees.

6.05  Valuation For Purposes of Distributions.

      (a) For the purposes of Article 7, each Participant's Account shall be valued as of the Valuation Date immediately preceding the distribution of the Participant's Account.

      (b) No person entitled to a distribution shall receive interest or other earnings on the Account from the applicable Valuation Date described in subsection (a) above to the date of actual distribution to such person.

      (c) Notwithstanding the foregoing, if the Committee in its discretion determines that there has been a significant change in the market value of the assets held in the Fund since the Valuation Date which precedes the proposed date of distribution, the Committee in its discretion and on a non-discriminatory basis may postpone the distribution until a reasonable time following the next Valuation Date and shall use the value of the Account computed as of the later Valuation Date in determining the amount of the distribution.

      (d) This Section 6.05 shall not apply to the valuation of Accounts for purposes of in-service withdrawals or loans.


6.06  Allocations Do Not Affect Vesting.

      The fact that an allocation has been made shall not operate to vest in any Participant any right or interest in or to any specific assets of the Fund except as herein provided.

                                   ARTICLE 7
                           VESTING AND DISTRIBUTIONS



7.01  Retirement.

      Upon a Participant's Retirement on or after his Normal Retirement Date, all amounts credited to the Participant's Account shall become fully vested and nonforfeitable and such Account shall be distributed in accordance with this Article.

7.02  Death.

      In the event that a Participant incurs a Termination of Employment on account of death, all amounts credited to the Account of such Participant as of the date of death, valued in accordance with Article 6, shall be distributed to the deceased Participant's Beneficiary in accordance with this Article.

7.03  Permanent Disability.

      Any Participant who experiences a Permanent Disability while an Employee shall be entitled to a distribution of all amounts credited to the Participant's Account in accordance with this Article.

7.04  Other Termination of Employment.

      (a) Upon a Participant's Termination of Employment for any reason other than Retirement, Permanent Disability or death, the Participant shall be entitled to the vested portion of his Account, valued in accordance with Article 6. The portion of the Participant's Account which is not vested upon Termination of Employment shall be subject to forfeiture by such Participant in accordance with this Section and Section 7.05.

      (b) The vested portion of a Participant's Account shall be determined as follows:

           (i) A Participant who ceases to be an Employee of the Employer shall always be one hundred percent (100%) vested in his Pre-Tax Contribution Account, Rollover Account and Employee After-Tax Contribution Account.

           (ii) A Participant who ceases to be an Employee of the Employer shall have a vested interest in his Employer Contribution Account (i.e., Employer Matching Contributions and Profit Sharing Contributions) as follows:


     YEARS OF CREDITED SERVICE AS OF
          DATE OF TERMINATION                     VESTED PERCENTAGE
     -------------------------------              -----------------
          Less than 2 Years                                0%
               2 Years                                    20%
               3 Years                                    40%
               4 Years                                    60%
               5 Years                                    80%
           6 Years or More                               100%

7.05  Forfeitures and Repayment Right.

      (a)  Forfeitures.

              (1) If a Participant incurs a Termination of Employment, at such time is not vested in his Employer Contribution Account, and receives a distribution of his entire Account that is vested, then such Participant shall, upon such distribution, forfeit the non-vested portion of his Account. If such a Participant resumes Employment with the Employer prior to incurring a Break in Service, then, if such Participant exercises the repayment right described below, upon such repayment the non-vested portion of such Participant's Account that was previously forfeited shall be restored to such Participant's Account.

              (2) If a Participant incurs a Termination of Employment, at such time is not vested in his Employer Contribution Account, and incurs a Break in Service without receiving a distribution of his Account, then upon incurring such Break in Service the non-vested portion of such Participant's Account shall be forfeited and such Participant may not exercise the repayment right described below.

              (3) If a Participant incurs a Termination of Employment, at such time is not vested in his Employer Contribution Account, and resumes Employment with the Employer before incurring a Break in Service and without receiving a distribution of his Account, then upon reemployment the Participant's entire Account, unreduced by any forfeiture, shall become his beginning Account in the Plan.

              (4) If the repayment right described herein is applicable to a Participant, then the Participant may exercise such right by repaying to the Plan the entire amount previously distributed to him from the Plan, including Pre-Tax Contributions. Such repayment right shall lapse as of the earlier of (i) five years from the date the Participant resumed employment with the Employer; or (ii) the date the Participant incurs a Break in Service after such reemployment. In the event the Participant repays the entire distribution he received from the Plan, the Employer shall restore the non-vested portion of the Participant's Account first, to the extent possible, out of forfeitures under the Plan in the Plan Year in which he was reemployed, and to the extent such forfeitures are insufficient to restore the Participant's Account, restoration shall be made from Employer Contributions.

       (b) To the extent that Forfeitures are not needed during a given Plan Year to restore a returning Participant's Account under this Section 7.05, Forfeitures shall be allocated as described in
            Section 5.01(b), in the same manner as Employer Profit Sharing Contributions.

7.06 Commencement of Distribution.

       (a) Except as provided below, a Participant's Account shall be distributed (i) within ninety (90) days following the Valuation Date which immediately follows the Participant's Termination of Employment or (ii) any later Valuation Date which is at least 60 days (or such number of days as selected by the Committee on a nondiscriminatory basis) after the Committee receives the Participant's written request for a distribution. Except as provided in Section 7.06(b), the Participant's Account shall not be distributed without the Participant's consent.

       (b) Notwithstanding the foregoing, under the following circumstances the Committee shall direct the Trustee to distribute a Participant's Account balance regardless of whether the Participant or Beneficiary consents to such distribution:

            (1) Small Accounts. If the Participant incurs a Termination of Employment with an Account balance of $3,500 or less, benefits shall be distributed as soon as practicable after the Participant's Termination of Employment, but in no event later than 60 days after the end of the Plan Year coincident with or immediately following the Participant's Termination of Employment.

            (2)  Attainment of Normal Retirement Age.  A
                 Participant's Account shall be distributed within 60 days after the end of the Plan Year coincident with or immediately following the Participant's attainment of his Normal Retirement Age, or if later, the Participant's Termination of Employment.

            (3) Death of Participant. If the Participant dies, the Participant's Account balance shall be distributed within 90 days after such death unless the particular facts and circumstances require a longer waiting period.

            (4)  Attainment of Age 70-1/2.  If a
                 distribution is required under Section 7.11 (attainment of age 70-1/2) , the Participant's Account shall be distributed as provided in that Section.

       (c) Effective April 1, 1989, the Committee shall not have any discretion as to the commencement of payment of a Participant's benefit.

       (d) The Committee may establish, for administrative purposes, other uniform and nondiscriminatory guidelines concerning the commencement of benefits.

7.07   Method of Distribution.

       (a) The method of distribution of a Participant's Account shall be payment in a single lump sum.

       (b) Distributions may be made in cash or in kind, provided that no discrimination in value results therefrom, and further provided that no distribution shall be made in the form of a life annuity.

       (c) The Committee shall issue directions to the Trustees concerning the recipient and the commencement date of all benefits which are to be paid from the Trust pursuant to the Plan.

7.08   Attainment of Age 59-1/2.

       At any time after a Participant attains age 59-1/2, the Participant may elect to withdraw a part or all of his Account valued as of the most recent Valuation Date (including any earnings thereon), provided that only one such request may be made during any Plan Year. Such payment may be made even though such Participant continues to be employed by the Employer. Any such payments shall be made not later than sixty (60) days after the end of the Plan Year in which such request was made by the Participant. Any Participant who receives such a payment may continue to participate in this Plan, but in no event shall a Participant be permitted to repay the amount of his or her in-service withdrawal.

7.09   Payment to Minors and Incapacitated Persons.

       In the event that any amount is payable to a minor or to any person who, in the judgment of the Committee, is incapable of making proper disposition thereof, such payment shall be made for the benefit of such minor or such person in any of the following ways as the Committee, in its sole discretion, shall determine:


       (a) By payment to the legal representative of such minor or such person;

       (b)  By payment directly to such minor or such person;

       (c) By payment in discharge of bills incurred by or for the benefit of such minor or such person. The Trustee shall make such payments as directed by the Committee without the necessary intervention of any guardian or like fiduciary, and without any obligation to require bond or to see to the further application of such payment. Any payment so made shall be in complete discharge of the Plan's obligation to the Participant and his Beneficiaries.


7.10   Application for Benefits.

       The Committee may require a Participant or Beneficiary to complete and file with the Committee certain forms as a condition precedent to the payment of benefits. The Committee may rely upon all such information given to it, including the Participant's current mailing address. It is the responsibility of all persons interested in distributions from the Trust Fund to keep the Committee informed of their current mailing addresses.

7.11   Special Distribution Rules.

       (a) To the extent that the distribution rules described in this Section provide a limitation upon distribution rules stated elsewhere in this Plan, the distribution rules stated in this Section shall take precedence over such conflicting rules. However, under no circumstances shall the rules stated in this Section be deemed to provide distribution rights to Participants or their Beneficiaries which are more expansive or greater than the distribution rights stated elsewhere in this Plan. For example, if the only distribution method permitted under the Plan is a lump sum, then distributions under this Section 7.11 may only be made in a lump sum. In addition, if the Plan requires distributions to commence at age 65 for Participants who have terminated Employment, distributions must commence at age 65 and may not be delayed to age 70-1/2.

       (b) Distribution to a Participant shall begin not later than April 1 following the calendar year in which he attains age 70-1/2. However, if a Participant attained age 70-1/2 prior to January 1, 1988 and is not a 5% owner of an Employer (as defined in Code Section 401(a)(9) and the Treasury Regulations thereunder), such Participant's Account shall be distributed no later than April 1 following the calendar year in which he incurs a Termination of Employment. This paragraph shall not apply to any Participant who made an election before January 1, 1984 in a manner that satisfies the requirements of the transitional rule of Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982.

       (c) The entire interest of each Participant in this Plan will be distributed in a single lump sum, beginning not later than the required beginning date described in paragraph (b) above.

       (d) If a Participant dies before distribution of the Participant's interest has begun in accordance with paragraph (b) above, the entire interest of the Participant must be distributed within five years after the death of the Participant.

       (e) Notwithstanding anything to the contrary herein, distributions under the Plan will comply with Treasury Regulations issued under Code Section 401(a)(9) and any other provisions reflecting Code
              Section 401(a)(9) as prescribed by the Commissioner of the Internal Revenue Service, including the minimum distribution incidental benefit rules under Code Section 401(a)(9)(G) and Treasury Regulations issued thereunder.


7.12   Distributions Pursuant to Qualified Domestic Relations Orders.

       Notwithstanding anything to the contrary in this Plan, a "qualified domestic relations order", as defined in Code Section 414(p), may provide that any amount to be distributed to an alternate payee may be distributed immediately even though the Participant is not yet entitled to a distribution under the Plan. The intent of this Section is to provide for the distribution of benefits to an alternate payee as permitted by Treasury Regulation 1.401(a)-13(g)(3).

7.13   Direct Rollovers.

       (a) This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the Distributee in a direct rollover.

       (b)    Definitions.

              Eligible Rollover Distribution. An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; (ii) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities.

              Eligible Retirement Plan. An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

              Distributee. A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

              Direct Rollover. A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                   ARTICLE 8
                         HARDSHIP WITHDRAWALS AND LOANS

8.01   Hardship Withdrawal of Account.

       (a) In General. Any Participant may request the Committee to distribute to him part or all of his Pre-Tax Contribution Account to meet a hardship experienced by the Participant. Such Account and sub-account shall be valued in accordance with Section 8.16.

       (b) No Distribution of Earnings. Notwithstanding the above, hardship distributions may not exceed the sum of the Participant's Pre-Tax Contributions allocated to the Account. It is the purpose of this restriction to prevent a distribution of any income or gain that is allocated to the Participant's Pre-Tax Contribution Account when making a hardship distribution out of such Account.

8.02   Definition of Hardship.

       Hardship shall mean an immediate and heavy financial need experienced by reason of expenses of any accident to or sickness of such Participant, his Spouse or his dependents or expenses necessary to provide medical care for such Participant, his Spouse or his dependents.

8.03   Maximum and Minimum Hardship Distribution.

       (a) Maximum Hardship. A hardship distribution cannot exceed the amount required to meet the immediate financial need created by the hardship (after taking into account applicable federal, state, or local income taxes and penalties) and not reasonably available from other resources of the Participant. In order to ensure compliance with this requirement, the Committee may require the Participant to satisfy any or all of the provisions described below in (1), (2) or (3) below as a condition precedent to the Participant receiving a hardship distribution:

       (1) No Other Sources Available. Certification by the Participant on a form provided by the Committee for such purpose that the financial need cannot be relieved (1) through reimbursement or payment by insurance; (2) by reasonable liquidation of the Participant's assets; (3) by ceasing Pre-Tax Contributions under the Plan; (4) by other in-service distributions (including loans) as may be provided under the Plan and under any other plan maintained by the Employer; or (5) by borrowing from commercial lenders on reasonable commercial terms.

       (2) Receipt of all Distributions Available; Suspension of Future Contributions. Receipt by the Participant of all distributions that he is eligible to receive (including loans) under this Plan and under any other plan maintained by the Employer. For this purpose, the phrase "any other plan" includes all qualified and nonqualified plans of deferred compensation, stock option plans and stock purchase plans. It does not include a health or welfare plan including one that is part of a section 125 cafeteria plan.

              In addition, the Participant must agree to the following limitations and restrictions:

              (A) The Participant's Pre-Tax Contributions shall automatically be suspended beginning on the first payroll period that commences after such Participant requests and receives a hardship distribution. Such Participant may resume making Pre-Tax Contributions as of the first day of any payroll period which is at least 12 months after the effective date of such suspension and only after informing the Committee in writing at least 60 days (or such lesser time as specified by the Committee) prior to the date on which the Pre-Tax Contributions are to resume.

              (B) The maximum Pre-Tax Contribution the Participant may make for the calendar year following his hardship distribution shall be reduced by the amount of Pre-Tax Contributions made by the Participant during the calendar year in which he received his hardship distribution.

              (C) The Participants shall be prohibited under a legally enforceable agreement from making an employee contribution to any other plan maintained by the Employer for at least twelve months after the receipt of the hardship distribution. For this purpose, the phrase "any other plan" includes all qualified and nonqualified plans and deferred compensation, stock option plans and stock purchase plans. It does not include a health or welfare plan including one that is part of a Section 125 cafeteria plan.

       (3) Other. Any other condition or method approved by the Internal Revenue Service.

   (b) Minimum Hardship Withdrawal. No withdrawal will be permitted unless the amount to be withdrawn is at least $500 (or the entire amount available for withdrawal, if less).

8.04   Procedure to Request Hardship Distribution.

       The request to receive a hardship distribution shall be made on such forms and following such procedures as the Committee may prescribe from time to time. Under no circumstances shall the Committee permit a Participant to repay to the Plan the amount of any withdrawal by a Participant under this Section.

8.05   Authority to Establish Loan Program.

       The Committee is authorized and directed to administer the loan program.

8.06   Eligibility.

       Loans shall be available to all Participants on a reasonably equivalent basis. For the purposes of receiving a loan, the term "Participant" shall include any Former Participant who is a "party in interest" as defined in Section 3(14) of ERISA.

8.07   Loan Amount.

       Any Participant may request the Committee to loan to him a part of his vested Account valued as of the most recent Valuation Date an amount equal to his Pre-Tax Contribution Account, his Rollover Account and his Employer Contribution Account. Any such loan shall be subject to the following rules:

       (a)    Minimum Loan. No loan of less than $1,000 will be made.

       (b) Maximum Loan. A loan to any Participant (determined immediately after the origination of the loan) shall not exceed the lesser of:

              (1) Fifty percent (50%) of the Participant's balance in his Account as of the Valuation Date with respect to which the loan is processed; or

              (2) $50,000, reduced by the excess (if any) of (A) the highest outstanding balance of loans from the plan during the one-year period ending on the day before the date on which such loan was made, over (B) the outstanding loan balance of loans from the Plan on the date on which the loan was made; or

              (3) A principal loan amount that would require payments in excess of fifteen percent (15%) of the Participant's gross take-home pay. Net take-home pay is computed by ignoring Pre-Tax Contributions made to this Plan but be counting all other payroll deductions (either pre-tax or after-tax).

8.08   Maximum Number of Loans.

       (a)    Only one loan per year may be made to any Participant.

       (b) No more than one loan may be made outstanding to any Participant at any time.

       (c) After completely repaying any loan, the Participant must wait at least one month before applying for a new loan.

8.09   Assignment of Account.

       Each loan shall be supported by the Participant's promissory note for the amount of the loan, including interest, payable to the order of the Trustee. In addition, each loan shall be supported by an assignment of fifty percent (50%) of the Participant's right, title and interest in and to his Account and shall be supported by any other reasonable security required by the Trustee.

8.10   Interest.

       Interest shall be charged on any loan at the rate for reasonably equivalent loans charged by a commercial lender, as determined by the Committee.

8.11   Term of Loan.

       The maximum repayment term of any loan is five years unless the loan is used to acquire any dwelling unit which within a reasonable time after the loan is made is to be used as the principal residence of the Participant. The maximum repayment term for a loan used to acquire a dwelling unit shall be a reasonable time, as determined by the Committee, that may exceed five years but shall not exceed ten years. Except for Former Participants described in Section 8.06, the term of the loan may not extend beyond the Participant's Termination of Employment. The Committee may, in its discretion, establish a shorter repayment term than the maximum repayment term otherwise permitted under the Plan.

8.12   Level Amortization.

       Each loan shall provide for level amortization with payments to be made at such regular intervals as the Committee determines in its discretion, but not less frequently than once every three months over the term of the loan. Loans to Participants in active Employment shall be repaid through payroll deductions and the Participant shall be required to authorize such payroll deduction as a condition to receiving the loan.

8.13   Directed Investment.

       A Participant who requests a loan shall be deemed to have directed the Committee to reduce his Investment Funds by the amount of the loan, and until such loan is repaid, such loan shall be considered a directed investment of the Participant's Account hereunder. The Plan monies which are used to fund the Participant loan shall be withdrawn from the Participant's Accounts in the following order (and principal and interest loan repayments shall be added back to such Accounts in the same order):

              (1)  the Pre-Tax Contribution Account;

              (2)  the Employer Matching Contribution Account;

              (3)  the Profit Sharing Account

              (4)  the Rollover Account;

              (5)  the Employee After-Tax Contribution Account
                   (and from such sub-accounts therein in the order provided above).

       Within each such Account the monies which are used to fund the Participant loan shall be withdrawn on a pro rata basis according to the value of the Investment Funds in which such Account was invested, determined as of the most recent date such Investment Funds were valued (see Section 8.16). Principal and interest payments on the loan will be allocated to the Participant's Investment Funds according to the Participant's investment election at the time of the payment.

8.14   Other Requirements.

       The Committee may establish such additional guidelines and rules as it deems necessary. Such guidelines and rules shall be set forth in the loan application and the terms specified in such loan application are hereby incorporated by reference in the Plan. The Committee may amend or modify the loan application as it deems necessary to carry out the provisions of this Article Eight.

8.15   Distribution of Hardship Withdrawals and Loans.

       Hardship withdrawals and loans will be distributed as soon as practicable after the application for hardship withdrawal or loan request is approved and after the Participant completes all documentation necessary to make such hardship withdrawal or loan.

8.16  Valuation for Purposes of Withdrawals and Loans.

      The Participant's Account for purposes of determining the amount of a hardship withdrawal or loan shall be determined as of the Valuation Date preceding the date the hardship distribution or loan amount is distributed to the Participant. However, if the Committee, in its discretion, determines that there has been a significant change in the market value of the assets held in the Fund since the Valuation Date which precedes the proposed date of distribution or loan, the Committee, in its discretion and on a non-discriminatory basis, may postpone the hardship distribution or loan until a reasonable time following the next Valuation Date and shall use the value of the Account computed as of the later Valuation Date in determining the amount of the distribution or loan. Alternatively, the Committee may implement such other measures as it deems appropriate, including suspension of withdrawals or loans or special valuations, to insure that each Participant's Account receives an appropriate allocation of income or loss.

                                   ARTICLE 9
                           ADMINISTRATION OF THE PLAN


9.01   Named Fiduciaries.

       The following parties are named as Fiduciaries of the Plan and shall have the authority to control and manage the operation and administration of the Plan:

       (a)  The Company;

       (b)  The Board;

       (c)  The Trustee;

       (d)  The Committee.

       The Fiduciaries named above shall have only the powers and duties expressly allocated to them in the Plan and in the Trust Agreement and shall have no other powers and duties in respect of the Plan; provided, however, that if a power or responsibility is not expressly allocated to a specific named fiduciary, the power or responsibility shall be that of the Company. No Fiduciary shall have any liability for, or responsibility to inquire into, the acts and omissions of any other Fiduciary in the exercise of powers or the discharge of responsibilities assigned to such other Fiduciary under this Plan or the Trust Agreement.

9.02   Board of Directors.

       The Board shall have the power to appoint and remove the Trustee and the members of the Committee. The Board shall have no other responsibilities with respect to the Plan.

9.03   Trustee.

       The Trustee shall exercise all of the powers and duties assigned to the Trustee as set forth in the Trust Agreement. The Trustee shall have no other responsibilities with respect to the Plan.

9.04   Committee.

       (a) A Committee of one or more individuals shall be appointed by and serve at the pleasure of the Board to administer the Plan. Any Participant, officer, or director of the Employer shall be eligible to be appointed a member of the Committee and all members shall serve as such without compensation. Upon termination of his employment with the Employer, or upon ceasing to be an officer or director, if not an employee, he shall cease to be a member of the Committee. The Board shall have the right to remove any member of the Committee at any time, with or without cause. A member may resign at any time by written notice to the Committee and the Board. If a vacancy in the Committee should occur, a successor shall be appointed by the Board. The Committee shall by written notice keep the Trustee notified of current membership of the Committee, its officers and agents. The Committee shall furnish the Trustee a certified signature card for each member of the Committee and for all purposes hereunder the Trustee shall be conclusively entitled to rely upon such certified signatures.

       (b) The Board shall appoint a Chairman and a Secretary from among the members of the Committee. All resolutions, determinations and other actions shall be by a majority vote of all members of the Committee. The Committee may appoint such agents, who need not be members of the Committee, as it deems necessary for the effective performance of its duties, and may delegate to such agents such powers and duties, whether ministerial or discretionary, as the Committee deems expedient or appropriate. The compensation of such agents shall be fixed by the Committee; provided, however, that in no event shall compensation be paid if such payment violates the provisions of Section 408 of ERISA and is not exempted from such prohibitions by Section 408 of ERISA.

       (c) The Committee shall have complete control of the administration of the Plan with all powers necessary to enable it to properly carry out the provisions of the Plan. In addition to all implied powers and responsibilities necessary to carry out the objectives of the Plan and to comply with the requirements of ERISA, the Committee shall have the following specific powers and responsibilities:

              (1) To construe the Plan and Trust Agreement and to determine all questions arising in the administration, interpretation and operation of the Plan;

              (2) To amend any or all of the provisions of the Plan and to terminate the Plan in whole or in part pursuant to the procedures provided hereunder;

              (3)  To decide all questions relating to the
                   eligibility of Employees to participate in the benefits of the Plan and Trust Agreement;

              (4) To determine the benefits of the Plan to which any Participant, Beneficiary or other person may be entitled;

              (5)  To keep records of all acts and
                   determinations of the Committee, and to keep all such records, books of accounts, data and other documents as may be necessary for the proper administration of the Plan;

              (6)  To prepare and distribute to all Plan
                   Participants and Beneficiaries information concerning the Plan and their rights under the Plan, including, but not limited to, all information which is required to be distributed by ERISA, the regulations thereunder, or by any other applicable law;

              (7) To file with the Secretary of Labor such reports and additional documents as may be required by ERISA and regulations issued thereunder, including, but not limited to, summary plan description, modifications and changes, annual reports, terminal reports and supplementary reports;

              (8) To file with the Secretary of the Treasury all reports and information required to be filed by the Code, ERISA and regulations issued under each; and

              (9) To do all things necessary to operate and administer the Plan in accordance with its provisions and in compliance with applicable provisions of federal law.

       (d) To enable the Committee to perform its functions, the Employer shall supply full and timely information of all matters relating to the compensation and length of service of all Participants, their Retirement, death or other cause of termination of employment, and such other pertinent facts as the Committee may require. The Committee shall advise the Trustee of such facts and issue to the Trustee such instructions as may be required by the Trustee in the administration of the Plan. The Committee and the Employer shall be entitled to rely upon all certificates and reports made by a Certified Public Accountant selected or approved by the Employer. The Committee, the Employer and its officers shall be fully protected in respect of any action suffered by them in good faith in reliance upon the advice or opinion of any accountant or attorney, and all action so taken or suffered shall be conclusive upon each of them and upon all other persons interested in the Plan.


9.05   Standard of Fiduciary Duty.

       Any Fiduciary, or any person designated by a Fiduciary to carry out fiduciary responsibilities with respect to the Plan, shall discharge his duties solely in the interests of the Participants and Beneficiaries for the exclusive purpose of providing them with benefits and defraying the reasonable expenses of administering the Plan. Any Fiduciary shall discharge his duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matter would use in the conduct of an enterprise of a like character and with like aims. Any Fiduciary shall discharge his duties in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of ERISA. Notwithstanding any other provisions of the Plan, no Fiduciary shall be authorized to engage in any transaction which is prohibited by Sections 408 and 2003(a) of ERISA or Section 4975 of the Code in the performance of its duties hereunder.

9.06   Claims Procedure.

       Any Participant, former Participant, Beneficiary, or Spouse or authorized representative thereof (hereinafter referred to as "Claimant"), may file a claim for benefits under the Plan by submitting to the Committee a written statement describing the nature of the claim and requesting a determination of its validity under the terms of the Plan. Within ninety (90) days after the date such claim is received by the Committee, it shall issue a ruling with respect to the claim. If special circumstances require an extension of time for processing the claim, the Committee shall send the Claimant written notice of the extension prior to the termination of the 90-day period. The written notice shall indicate the special circumstances requiring an extension and the date by which the Committee believes a decision will be made. In no case, however, shall the extension of time delay the Committee's decision on such appeal request beyond 180 days following receipt of the claim for benefits. If the claim is wholly or partially denied, written notice shall be furnished to the Claimant, which notice shall set forth in a manner calculated to be understood by the Claimant:

       (1)    The specific reason or reasons for denial;

       (2) Specific reference to pertinent Plan provisions on which the denial is based;

       (3) A description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and

       (4)    An explanation of the claims review procedures.

       Any Claimant whose claim for benefits has been denied, may appeal such denial by resubmitting to the Committee a written statement requesting a further review of the decision within sixty (60) days of the date the Claimant receives notice of such denial. Such statement shall set forth the reasons supporting the claim, the reasons such claim should not have been denied, and any other issues or comments which the Claimant deems appropriate with respect to the claim.

       If the Claimant shall request in writing, the Committee shall make copies of the Plan documents pertinent to his claim available for examination of the Claimant.

       Within sixty (60) days after the request for further review is received, the Committee shall review its determination of benefits and the reasons therefor and notify the Claimant in writing of its final decision. Such written notice shall include specific reasons for the decision, written in a manner calculated to be understood by the Claimant, with specific references to the pertinent Plan provisions on which the decision is based. If special circumstances require an extension of time for processing the appeal, the Committee shall send the Claimant written notice of the extension prior to the termination of the 60-day period. In no case, however, shall the extension of time delay the Committee's decision on such appeal request beyond 120 days following receipt of the appeal request.

       The Committee's decision of appeal may be reviewed by the Board, which shall have the right to overrule the Committee. If the Committee's decision is not reviewed by the Board, the Committee's determination shall be conclusive as to all persons.

9.07   Indemnification of Committee.

       To the extent permitted under ERISA, the Plan shall indemnify the Board and the Committee against any cost or liability which they may incur in the course of administering the Plan and executing the duties assigned pursuant to the Plan. The Employer shall indemnify the Committee and the members of the Board against any personal liability or cost not provided for in the preceding sentence which they may incur as a result of any act or omission in relation to the Plan or its Participants. Notwithstanding the foregoing, however, no person shall be indemnified for any act or omission which results from that person's intentional or willful misconduct, or illegal activity. The Employer may purchase fiduciary liability insurance to insure its obligation under this Section. The Employer shall have the right to select counsel to defend the Board or Committee in connection with any litigation arising from the execution of their duties under the Plan.

                                   ARTICLE 10
                           AMENDMENT AND TERMINATION


10.01  Right to Amend.

       The Company intends for the Plan to be permanent so long as the corporation exists; however, it reserves the right to modify, alter, or amend this Plan or the Trust Agreement, from time to time, to any extent that it may deem advisable, including, but not limited to any amendment deemed necessary to insure the continued qualification of the Plan under Sections 40l(a) and 401(k) of the Code or to insure compliance with ERISA; provided, however, that the Company shall not have the authority to amend this Plan in any manner which will:

       (a) Permit any part of the Fund (other than such part as is required to pay taxes and administrative expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries;

       (b) Cause or permit any portion of the funds to revert to or become the property of the Employer;

       (c) Change the duties, liabilities, or responsibilities of the Trustee without its prior written consent.

10.02  Termination and Discontinuance of Contributions.

       The Company shall have the right at any time to terminate this Plan or to discontinue permanently its contributions hereunder (hereinafter referred to as "Plan Termination"). Upon Plan Termination, the Committee shall direct the Trustee with reference to the disposition of the Fund, after payment of any expenses properly chargeable against the Fund. The Trustee shall distribute all amounts held in Trust to the Participants and others entitled to distributions in proportion to the Accounts of such Participants and other distributees as of the date of such Termination. In the event that this Plan is partially terminated, then the provisions of this Section 10.02 shall apply, but solely with respect to the Employees affected by the partial termination. If the Plan is terminated or partially terminated, or if the Employer permanently discontinues its contributions to the Plan, then all Participants (in the case of complete Plan termination or permanent discontinuance of contributions) or the affected Participants (in the event of partial Plan termination), shall become 100% vested in all of their Accounts under the Plan immediately upon such event.

10.03  IRS Approval of Termination.

       Notwithstanding Section 10.02, the Trustee shall not be required to make any distribution from this Plan in the event of complete or partial termination until the Internal Revenue Service has issued a favorable determination with respect to the Plan's termination.

                                   ARTICLE 11
                          SPECIAL DISCRIMINATION RULES


11.01  Definitions.

       Actual Contribution Percentage or ACP shall mean the ratio (expressed as a percentage) of (i) the sum of the Employer Matching Contributions on behalf of the Participant for the Plan Year to (ii) the Participant's Compensation for the Plan Year. An Employer may elect on an annual basis to count a Participant's Employer Matching Contribution toward satisfying the required minimum contribution under Section 14.03 (minimum contribution for Non-Key Employees in a top-heavy plan) in lieu of including such contributions in the ACP. If a Participant (as defined below) does not receive an allocation of Employer Matching Contributions for a Plan Year, such Participant's ACP for the Plan Year shall be zero.

       Actual Deferral Percentage or ADP shall mean the ratio (expressed as a percentage) of (i) the sum of Pre-Tax Contributions on behalf of a Participant for the Plan Year (excluding any Excess Deferrals by a Non-highly Compensated Employee) and, to the extent permitted in Treasury Regulations and elected by the Employer, the Participating Qualified Matching Contributions to (ii) the Participant's Compensation for the Plan Year. The Employer, on an annual basis, may elect to include or not to include Qualified Matching Contributions in computing the ADP for a Plan Year.

       Average Actual Contribution Percentage shall mean the average (expressed as a percentage) of the Actual Contribution Percentages of the Participants in a group. The percentage shall be rounded to the nearest one-hundredth of one percent (four decimal places).

       Average Actual Deferral Percentage shall mean the average (expressed as a percentage) of the Actual Deferral Percentages of the Participants in a group. The percentage shall be rounded to the nearest one-hundredth of one percent (four decimal places).

       Combined ADP and ACP Test shall have the meaning as defined in Section 11.09.

       Compensation for purposes of this Article 11 shall be that definition selected by the Committee that satisfies the requirements of Code Sections 414(s) and 401(a)(17). Such definition may change from year to year but must apply uniformly among all Eligible Employees being tested under the Plan for a given Plan Year and among all Employees being tested under any other plan that is aggregated with this Plan during the Plan Year. If the Committee fails to select a definition of Compensation for purposes of this Article 11, Compensation (for purposes of Article 11 shall have the same meaning as defined in Article 2.

       Employer Matching Contributions. For purposes of this Article 11, an Employer Matching Contribution for a particular Plan Year includes only those contributions that are (i) allocated to the Participant's Account under the Plan as of any date within such Plan Year, (ii) contributed to the Trust no later than the end of the 12-month period following the close of such Plan Year, and (iii) made on account of such Participant's Pre-Tax Contributions for the Plan Year.

       Excess Deferrals shall have that meaning as defined in Section 11.02.

       Excess ACP Contributions shall have that meaning as defined in Section 11.08.

       Excess ADP Deferrals shall have that meaning as defined in Section
       11.05.

       Family Member.  See Article 12.

       Highly Compensated Employee.  See Article 12.

       Maximum Combined Percentage shall have the meaning as defined in
       Section 11.09(c).

       Non-highly Compensated Employee.  See Article 12.

       Participant. For purposes of this Article 11, a Participant shall mean any Eligible Employee who (i) is eligible to receive an allocation of an Employer Matching Contribution, even if no Employer Matching Contribution is allocated due to the Eligible Employee's failure to make a required Pre-Tax Contribution, (ii) is eligible to make a Pre-Tax Contribution, including an Eligible Employee whose right to make Pre-Tax Contribution has been suspended because of an election not to participate or a hardship distribution, and (iii) is unable to receive an Employer Matching Contribution or make a Pre-Tax Contribution because his Compensation is less than a stated amount.

       Pre-Tax Contributions. For purposes of this Article 11, a Pre-Tax Contribution is taken into account only if the contribution (i) is allocated to the Participant's Account under the terms of the Plan as of any date within the Plan Year, and (ii) relates to Compensation that would have been received by the Participant during the Plan Year or within 2-1/2 months after the Plan Year but for the deferral election. A Pre-Tax Contribution is considered to be allocated as of a date within a Plan Year only if the allocation is not contingent on participation in the Plan or performance of service after the Plan Year to which the Pre-Tax Contribution relates.

       Qualified Matching Contribution shall mean an Employer Matching Contribution that the Committee designates as a Qualified Matching Contribution to meet the

       ADP testing requirements of Section 11.03. In addition, all of the following requirements must be satisfied:

       (1) The Employer Matching Contributions for a Plan Year (including any Qualified Matching Contributions for such Plan Year) must satisfy the requirements of Code Section 401(a)(4).

       (2) The Employer Matching Contributions for a Plan Year (excluding any Qualified Matching Contributions for such Plan Year that are used to satisfy the ADP testing requirements of Section 11.03) must satisfy the requirements of Code Section 401(a)(4).

       (3) The Qualified Matching Contribution for a given Plan Year satisfies the requirements of an Employer Matching Contribution for such Plan Year as defined in this Section 11.01.

       (4) The Qualified Matching Contribution, at the time it was contributed to the Plan, was 100% vested at all times and was subject to the distribution restrictions applicable to Pre-Tax Contributions (except that the Qualified Matching Contribution cannot be distributed as a hardship distribution).

       (5) Qualified Matching Contributions shall, if deemed necessary, be held in a sub-account of the Participant's Employer Matching Contribution Account.

11.02  $8,994 Limit on Pre-Tax Contributions.

       (a) Notwithstanding any other provision of the Plan to the contrary, the aggregate of a Participant's Pre-Tax Contributions during a calendar year may not exceed $8,994 (or such greater amount as established by the Secretary of the Treasury pursuant to Code
              Section 402(g)(5)). Any Pre-Tax Contributions in excess of the foregoing limits ("Excess Deferral"), plus any income and minus any loss allocable thereto, may be distributed to the applicable Participant no later than April 15 following the calendar year in which the Pre-Tax Contributions were made.

       (b) Any Participant who has an Excess Deferral during a calendar year may receive a distribution of the Excess Deferral during such calendar year plus any income or minus any loss allocable thereto, provided (1) the Participant requests (or is deemed to request) the distribution of the Excess Deferral, (2) the distribution occurs after the date the Excess Deferral arose, and
              (3) the Committee designates the distribution as a distribution of an Excess Deferral.

       (c) If a Participant makes a Pre-Tax Contribution under this Plan and in the same calendar year makes a contribution to a Code Section 401(k) plan containing a cash or deferred arrangement (other than this Plan), a Code Section 408(k) plan (simplified employee pension plan) or a Code Section 403(b) plan (tax sheltered annuity) and, after the return of any Excess Deferral pursuant to Section 11.02(a) and
              (b) the aggregate of all such Pre-Tax Contributions and contributions exceed the limitations contained in Code Section 402(g), then such Participant may request that the Committee return all or a portion of the Participant's Pre-Tax Contributions for the calendar year plus any income and minus any loss allocable thereto. The amount by which such Pre-Tax Contributions and contributions exceed the Code Section 402(g) limitations will also be known as an Excess Deferral.

       (d) Any request for a return of Excess Deferrals arising out of contributions to a plan described in Section 11.02(c) above which is maintained by an entity other than the Employer must:

              (1)  be made in writing;

              (2)  be submitted to the Committee not later
                   than the March 1 following the Plan Year in which the Excess Deferral arose;

              (3)  specify the amount of the Excess Deferral;
                   and,

              (4)  contain a statement that if the Excess
                   Deferral is not distributed, it will, when added to amounts deferred under other plans or arrangements described in Sections 401(k), 408(k),or 403(b) of the Code, exceed the limit imposed on the Participant by
                   Section 402(g) of the Code for the year in which the Excess Deferral occurred.

              In the event an Excess Deferral arises out of contributions to a plan (including this Plan) described in Section 11.02(c) above which is maintained by the Employer, the Participant making the Excess Deferral shall be deemed to have requested a return of the Excess Deferral.

       (e) Pre-Tax Contributions may only be returned to the extent necessary to eliminate a Participant's Excess Deferral. Excess Deferrals that are distributed pursuant to this Section shall not be treated as annual additions under the Plan. In no event shall the returned Excess Deferrals for a particular calendar year exceed the Participant's aggregate Pre-Tax Contributions for such calendar year.

       (f) The income or loss allocable to an Excess Deferral that is returned to a Participant pursuant to Section 11.02 shall be determined using any reasonable method adopted by the Plan to measure income earned or loss incurred during the Plan Year or any other method authorized by the

              Internal Revenue Service to compute the income earned or loss incurred for the calendar year in which the Pre-Tax Contribution was made, provided that the method does not violate Code Section 401(a)(4), is used consistently for all participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants' Accounts.

       (g) Any Employer Matching Contribution allocable to an Excess Deferral that is returned to a Participant pursuant to this
              Section 11.02 shall be forfeited notwithstanding the provisions of Article 7 (vesting). For this purpose, however, the Pre-Tax Contributions that are returned to the Participant as an Excess Deferral shall be deemed to be first those Pre-Tax Contributions for which no Employer Matching Contribution was made and second those Pre-Tax Contributions for which an Employer Matching Contribution was made. Accordingly, if the Pre-Tax Contributions that are returned to the Participant as Excess Deferrals were not matched, no Employer Matching Contribution will be forfeited.

11.03  Average Actual Deferral Percentage.

       (a) The Average Actual Deferral Percentage for Highly Compensated Employees for each Plan Year and the Average Actual Deferral Percentage for Non-highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

              (1) The Average Actual Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Participants who are Non-highly Compensated Employees for the Plan Year multiplied by 1.25; or

              (2) The excess of the Average Actual Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year over the Average Actual Deferral Percentage for Participants who are Non-highly Compensated Employees for the Plan Year is not more than two percentage points, and the Average Actual Deferral Percentage for Participants who are Highly Compensated Employees is not more than the Average Actual Deferral Percentage for Participants who are Non-highly Compensated Employees multiplied by two.

       (b) The permitted disparity between the Average Actual Deferral Percentage for Highly Compensated Employees and the Average Actual Deferral Percentage for Non-Highly Compensated Employees may be further reduced as required by Section 11.09.

       (c) If at the end of the Plan Year, the Plan does not comply with the provisions of Section 11.03(a), the Employer may do any or all of the following, except as otherwise provided in the Code or Treasury Regulations:

              (1) Distribute Pre-Tax Contributions to certain Highly Compensated Employees as provided in Section 11.05;

              (2) Aggregate Qualified Matching Contributions with Pre-Tax Contributions as provided in Section 11.01 (definition of ADP).

11.04  Special Rules For Determining Average Actual Deferral Percentage.

       (a) The Actual Deferral Percentage for any Highly Compensated Employee for the Plan Year who is eligible to have Pre-Tax Contributions allocated to his Account under two or more arrangements described in Section 401(k) of the Code that are maintained by an Employer or its Affiliates shall be determined as if such Pre-Tax Contributions were made under a single arrangement.

       (b) If two or more plans maintained by the Employer or its Affiliates are treated as one plan for purposes of the nondiscrimination requirements of Code Section 401(a)(4) or the coverage requirements of Code Section 410(b) (other than for purposes of the average benefits test), all Pre-Tax Contributions that are made pursuant to those plans shall be treated as having been made pursuant to one plan.

       (c) For purposes of determining the ADP of a Highly Compensated Employee who is either a 5% or more owner of an Employer or one of the ten highest paid Highly Compensated Employees during the Plan Year, the Pre-Tax Contributions and Compensation of such Participant shall include the Pre-Tax Contributions and Compensation of his Family Members. Any person who is a Family Member shall not be treated as a separate Employee in determining the Average Actual Deferral Percentage for either Non-highly Compensated Employees or for Highly Compensated Employees.

       (d) The determination and treatment of the Pre-Tax Contributions and Actual Deferral Percentage of any Participant shall be in accordance with such other requirements as may be prescribed from time to time in Treasury Regulations.

11.05  Distribution of Excess ADP Deferrals.

       (a) Pre-Tax Contributions exceeding the limitations of Section 11.03(a) ("Excess ADP Deferrals") and any income or loss allocable to such

              Excess ADP Deferral shall be designated by the Committee as Excess ADP Deferrals and shall be distributed to Highly Compensated Employees whose Accounts were credited with Excess ADP Deferrals in the preceding Plan Year. In determining the amount of Excess ADP Deferrals for each Highly Compensated Employee, the Committee shall reduce the ADP for each Highly Compensated Employee as follows:

              (1) The ADP for the Highly Compensated Employee(s) with the highest ADP will be reduced until equal to the second highest ADPs under the Plan; then

              (2) The ADP for the two (or more) Highly Compensated Employees with the highest ADPs under the Plan will be reduced until equal to the third highest ADP level under the Plan; then

              (3) The steps described in (1) and (2) shall be repeated with respect to the third and successive highest ADP levels under the Plan until the Plan complies with one or both of the ADP tests described in Section 11.03(a).

       (b) To the extent administratively possible, the Committee shall distribute all Excess ADP Deferrals and any income or loss allocable thereto prior to 2-1/2 months following the end of the Plan Year in which the Excess ADP Deferrals arose. In any event, however, the Excess ADP Deferrals and any income or loss allocable thereto shall be distributed prior to the end of the Plan Year following the Plan Year in which the Excess ADP Deferrals arose. Excess ADP Deferrals shall be treated as annual additions under the Plan.

       (c) The income or loss allocable to Excess ADP Deferrals shall be determined using any reasonable method adopted by the Plan to measure income earned or loss incurred during the Plan Year or any other method authorized by the Internal Revenue Service to compute the income earned or loss incurred for the Plan Year in which the Excess ADP Deferral was made, provided that the method does not violate Code Section 401(a)(4), is used consistently for all participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants' Accounts.

       (d) If an Excess Deferral has been distributed to the Participant pursuant to Section 11.02(a) or (b) for any taxable year of a Participant, then any Excess ADP Deferral allocable to such Participant for the same Plan Year in which such taxable year ends shall be reduced by the amount of such Excess Deferral.

       (e)    Distribution of Excess ADP Deferrals to Participants described in
              Section 11.05(c) shall be made in accordance with the provisions of Treasury Regulation Section 1.401(k)-1(f)(5)(ii) or any successor Treasury Regulation thereto.

       (f) Any Employer Matching Contribution allocable to an Excess ADP Deferral that is returned to the Participant pursuant to this
              Section 11.05 shall be forfeited notwithstanding the provisions of Article 7 (vesting). For this purpose, however, the Pre-Tax Contributions that are returned to the Participant shall be deemed to be first those Pre-Tax Contributions for which no Employer Matching Contribution was made and second those Pre-Tax Contributions for which an Employer Matching Contribution was made. Accordingly, unmatched Pre-Tax Contributions shall be returned as an Excess ADP Deferral before matched Pre-Tax Contributions.

11.06  Average Actual Contribution Percentage.

       (a) The Average Actual Contribution Percentage for Highly Compensated Employees for each Plan Year and the Average Actual Contribution Percentage for Non-highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

              (1) The Average Actual Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Contribution Percentage for Participants who are Non-highly Compensated Employees for the Plan Year multiplied by 1.25; or

              (2) The excess of the Average Actual Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year over the Average Actual Contribution Percentage for Participants who are Non-highly Compensated Employees for the Plan Year is not more than two percentage points, and the Average Actual Contribution Percentage for Participants who are Highly Compensated Employees is not more than the Average Actual Contribution Percentage for Participants who are Non-highly Compensated Employees multiplied by two.

       (b) If at the end of the Plan Year, the Plan does not comply with the provisions of Section 11.06(a), the Employer may comply with such provision as applicable (except as otherwise provided in the Code or in Treasury Regulations) by distributing Employer Matching Contributions to certain Highly Compensated Employees as provided in Section 11.08.

11.07  Special Rules For Determining Average Actual Contribution Percentages.

       (a) The Actual Contribution Percentage for any Highly Compensated Employee for the Plan Year who is eligible to have Employer Matching Contributions allocated to his Account under two or more arrangements described in Sections 401(a) or 401(m) of the Code that are maintained by an Employer or its Affiliates shall be determined as if such contributions were made under a single arrangement.

       (b) If two or more plans maintained by the Employer or its Affiliates are treated as one plan for purposes of the nondiscrimination requirements of Code Section 401(a)(4) or the coverage requirements of Code Section 410(b) (other than for purposes of the average benefits test), all Employer Matching Contributions that are made pursuant to those plans shall be treated as having been made pursuant to one plan.

       (c) For purposes of determining the Actual Contribution Percentage of a Highly Compensated Employee who is a 5% or more owner of an Employer or one of the ten highest paid Highly Compensated Employees during the Plan Year, the Employer Matching Contributions and Compensation of such Participant shall include all Employer Matching Contributions and Compensation of Family Members. Family Members shall not be treated as separate Employees for purposes of determining the Average Actual Contribution Percentage for either Non-highly Compensated Employees or for Highly Compensated Employees.

       (d) The determination and treatment of the Actual Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

11.08  Distribution of Employer Matching Contributions.

       (a)    Employer Matching Contributions exceeding the limitations of
              Section 11.06(a) ("Excess ACP Contributions") and any income or loss allocable to such Excess ACP Contribution may be designated by the Committee as Excess ACP Contributions and may be distributed in the Plan Year following the Plan Year in which the Excess ACP Contributions arose to those Highly Compensated Employees whose Accounts were credited with Excess ACP Contributions in the preceding Plan Year. The amount of Excess ACP Contributions to be distributed to a Highly Compensated Employee shall be determined using the procedure described in
              Section 11.05(a).

       (b) To the extent administratively possible, the Committee shall distribute all Excess ACP Contributions and any income or loss allocable thereto prior to 2-1/2 months following the end of the Plan Year in which the Excess

              ACP Contributions arose. In any event, however, the Excess ACP Contributions and any income or loss allocable thereto shall be distributed prior to the end of the Plan Year following the Plan Year in which the Excess ACP Contributions arose.

       (c) The income or loss allocable to Excess ACP Contributions shall be determined using any reasonable method adopted by the Plan to measure income earned or loss incurred during the Plan Year or any other method authorized by the Internal Revenue Service to compute the income earned or loss incurred for the Plan Year in which the Excess ACP Contribution was made, provided that the method does not violate Code Section 401(a)(4), is used consistently for all participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants' Accounts.

       (d)    Amounts distributed to Highly Compensated Employees under this
              Section 11.08 shall be treated as annual additions with respect to the Employee who received such amount.

       (e) Distribution of Excess ACP Contributions to Participants described in Section 11.08(c) shall be made in accordance with the provisions of Treasury Regulation Section
              1.401(m)-1(e)(2)(iii) or any successor Treasury Regulations thereto.

11.09  Combined ACP and ADP Test.

       (a) The Plan must satisfy the Combined ACP and ADP Test described in this Section 11.09 only if (1) the Average Actual Deferral Percentage of the Highly Compensated Employees exceeds 125% of the Average Actual Deferral Percentage of the Non-highly Compensated Employees and (2) the Average Actual Contribution Percentage of the Highly Compensated Employees exceeds 125% of the Average Actual Contribution Percentage of the Non-highly Compensated Employees.

       (b) The Combined ACP and ADP Test is satisfied if the sum of the Highly Compensated Employees' Average Actual Deferral Percentage and Average Actual Contribution Percentage is equal to or less than the Maximum Combined Percentage defined in paragraph (c) below.

       (c) The Maximum Combined Percentage shall be determined by adjusting the Non-Highly Compensated Employees' Average Actual Deferral Percentage and Average Actual Contribution Percentage in the following manner:

              (1) The greater of the two percentages shall be multiplied by 1.25; and

              (2) The lesser of the two percentages shall be increased by two percentage points; however, in no event shall such adjusted percentage exceed twice the original percentage.

              The sum of (i) and (ii) shall be the Maximum Combined Percentage.

              Notwithstanding the foregoing, the Maximum Combined Percentage shall be determined in the following manner if such calculation results in a higher Maximum Combined Percentage than the formula specified above:

              (1) The lesser of the Average Actual Deferral Percentage and Average Actual Contribution Percentage of the Non-Highly Compensated Employees shall be multiplied by 1.25; and

              (2) The greater of such two percentages shall be increased by two percentage points; however, in no event shall such percentage exceed twice the original percentage.

       (d) In the event the Plan does not satisfy the Combined ADP and ACP Test, the Highly Compensated Employees' Average Actual Contribution Percentage shall be decreased by distributing Employer Matching Contributions to certain Highly Compensated Employees by using the procedures described in Section 11.08 until the sum of such percentage and the Highly Compensated Employees' Average Actual Deferral Percentage equals the Maximum Combined Percentage.

       (e) If Employer Matching Contributions are distributed to certain Highly Compensated Employees in order to satisfy the Combined ADP and ACP Test, income or loss allocable to such Employer Matching Contributions shall also be distributed.

       (f) To the extent administratively possible, the Committee shall distribute the Employer Matching Contributions (if applicable) and allocable income or loss prior to 2-1/2 months following the end of the Plan Year for which the Combined ADP and ACP Test is computed. In any event, however, such Employer Matching Contributions (if applicable) and allocable income or loss shall be distributed by the end of the Plan Year following the Plan Year for which the Combined ADP and ACP Test is computed. Employer Matching Contributions that are distributed pursuant to this Section 11.09 shall be treated as annual additions under the Plan.

       (g) The income or loss allocable to returned Employer Matching Contributions shall be determined using the same procedures as
              Section 11.05(c).

11.10  Order of Applying Certain Sections of Article.

       In applying the provisions of this Article 11, the determination and distribution of Excess Deferrals shall be made first, the determination and elimination of Excess ACP Deferrals shall be made second, the determination and elimination of Excess ADP Contributions shall be made third and finally the determination and any necessary adjustment related to the Combined ADP and ACP Test shall be made.

                                   ARTICLE 12
                          HIGHLY COMPENSATED EMPLOYEES



12.01  In General.

       For the purposes of this Plan, the term "Highly Compensated Employee" is any active Employee described in Section 12.02 below and any Former Employee described in Section 12.03 below. Various definitions used in this Section are contained in Section 12.04. A Non-highly Compensated Employee is an Employee who is neither a Highly Compensated Employee nor a Family Member of a Highly Compensated Employee.

12.02  Highly Compensated Employees.

       An Employee is a Highly Compensated Employee if during the Determination Year the Employee:

       (a)  is a 5 Percent Owner;

       (b)  receives Compensation in excess of $75,000;

       (c) receives Compensation in excess of $50,000 and is a member of the Top Paid Group; or

       (d)  is an Includable Officer.

              The dollar amounts described above shall be increased annually as provided in Code Section 414(q)(1).

12.03  Former Highly Compensated Employee.

       A Former Employee is a Highly Compensated Employee if (applying the rules of Section 12.02 the Former Employee was a Highly Compensated Employee during a Separation Year or during any Determination Year ending on or after the Former Employee's 55th birthday. With respect to a Former Employee whose Separation Year was prior to January 1, 1987, such Former Employee will be treated as a Highly Compensated Employee only if the Former Employee was a 5% Owner or received Compensation in excess of $50,000 during (i) the Former Employee's Separation Year (or the year preceding such Separation Year); or (ii) any year ending on or after such Former Employee's 55th birthday (or the last year ending before such Former Employee's 55th birthday).

12.04  Family Aggregation Rules.

       (a) For purposes of this Article 12, an Employee who is, for a given Determination Year or Look-Back Year, either (i) a 5 Percent Owner, or (ii) a Highly Compensated Employee who is one of the ten most highly compensated Employees ranked on the basis of Compensation paid during such year, shall be aggregated with such Employee's Family Members.

       (b)  For purposes of this Section 12.04, the term "Family
            Member" means, with respect to an Employee described in Section 12.04(a), a person who is, on any day during the given Determination Year or Look-Back Year:

            (1)  his spouse; or

            (2)  his lineal ascendant or descendant; or

            (3)  the spouse of his lineal ascendant or
                 descendant.

       (c) The determination of Employees and Family Members who must be aggregated for purposes of this Article 12 shall be made in accordance with Temporary Regulation Section 1.414(q)-1T, Q&A-11 and Q&A-12.

       (d)  For purposes of applying the limits of Code Section
            401(a)(17) (i.e., the $200,000 limit on compensation, as adjusted) with respect to Compensation under Articles 11 (401(k)/401(m) tests) and 13 (Section 415 limits), the Compensation for any Employee described in Section 12.04(a) and for any Family Member who is such Employee's spouse or lineal descendant under age 19, shall be aggregated. In such event, the deemed Compensation for each such Employee shall be an amount equal to the Section 401(a)(17) limit for the Plan Year (as adjusted) multiplied by a fraction, the numerator of which is the Employee's actual Compensation for the Plan Year, and the denominator of which is the aggregate Compensation of the Employee and the aggregated Family Member for the Plan Year. The same procedure shall then be used to determine the deemed Compensation of the aggregated Family Member.

12.05  Definitions.

       The following special definitions shall apply to this Article 12:

       Compensation for purposes of this Article 12 shall mean the gross annual earnings reported on the Participant's IRS Form W-2 (box 10 or its comparable location as provided on Form W-2 in future years) as required by Code Sections 6041(d) and 6051(a)(3). In addition, Compensation shall include compensation which is not includible in the Participant's IRS Form W-2 (Box 10) by reason of

       Code Section 402(a)(8) (employee pre-tax contributions under a Code
       Section 401(k) plan) or Code Section 125 (salary deferrals under a cafeteria plan). Compensation shall not include amounts paid or reimbursed by the Employer for moving expenses if, at the time of the payment of such moving expenses, it is reasonable to believe that the moving expenses will be deductible by the Participant under Code
       Section 217. Compensation shall be determined by ignoring any income exclusions under Code Section 3401(a) based on the nature or location of employment. In no event shall more than $200,000 (as adjusted annually pursuant to Code Section 401(a)(17)) in Compensation be taken into account for any Employee.

       Determination Year shall mean the Plan Year for which the ACP and the ADP are computed.

       Employer for purposes of this Article 12 shall mean the Company and its Affiliates.

       5 Percent Owner shall mean any Employee who owns or is deemed to own (within the meaning of Code Section 318), more than five percent of the value of the outstanding stock of the Employer or stock possessing more than five percent of the total combined voting power of the Employer.

       Former Employee shall mean an Employee (i) who has incurred a Severance from Service or (ii) who remains employed by the Employer but who has not performed services for the Employer during the Determination Year (e.g., an Employee on Authorized Leave of Absence).

       Includable Officer shall mean any officer of the Employer who, during the applicable year, receives Compensation in excess of 50% of the dollar limitations under Code Section 415(b)(1)(A)(as adjusted by the Secretary of the Treasury for cost of living increases)($57,821 in
       1993). The Employer shall be deemed to have a minimum of 3 officers or, if greater, a number equal to 10 percent of all Employees. However, no more than 50 officers shall be considered Includable Officers under this Article 12. If the Employer does not have any Includable Officers because no officer receives Compensation in excess of the dollar limitations of Code Section 415(b)(1)(A), the Employer's highest paid officer shall be considered an Includable Officer.

       Look Back Year shall mean the Plan Year preceding the Determination Year, or if the Employer elects, the calendar year ending with or within the determination year.

       Separation Year shall mean any of the following years:

       (1) An Employee who incurs a Termination of Employment shall have a Separation Year in the Determination Year in which such Termination of Employment occurs;

       (2) An Employee who remains employed by the Employer but who temporarily ceases to perform services for the Employer (e.g., an Employee on Authorized Leave of Absence) shall have a Separation Year in the calendar year in which he last performs services for the Employer;

       (3) An Employee who remains employed by the Employer but whose Compensation for a calendar year is less than 50% of the Employee's average annual Compensation for the immediately preceding three calendar years (or the Employee's total years of employment, if less) shall have a Separation Year in such calendar year. However, such Separation Year shall be ignored if the Employee remains employed by the Employer and the Employee's Compensation returns to a level comparable to the Employee's Compensation immediately prior to such Separation Year.

       Top Paid Group shall mean the top 20% of all Employees ranked on the basis of Compensation received from the Employer during the applicable year. The number of Employees in the Top Paid Group shall be determined by ignoring Employees who are non-resident aliens and Employees who do not perform services for the Employer during the applicable year. The Employer elects to compute the Top Paid Group without the age and service exclusion provided in applicable Treasury Regulations.


12.06  Other Methods Permissible.

       To the extent permitted by the Code, judicial decisions, Treasury Regulations and IRS pronouncements, the Committee may (without further amendment to this Plan) take such other steps and actions or adopt such other methods or procedures (in addition to those methods and procedures described in this Article 12) to determine and identify Highly Compensated Employees (including adopting alternative definitions of Compensation which satisfy Code Section 414(q)(7) and are uniformly applied).

                                   ARTICLE 13
                                MAXIMUM BENEFITS


13.01  General Rule.

       (a) Except as otherwise indicated, the provisions of this Article shall be effective as of October 1, 1987.

       (b) Notwithstanding any other provision of this Plan, for any Plan Year, the annual additions to a Participant's Account, when combined with the annual additions to the Participant's Account under all other Qualified individual account plans maintained by the Employer or its Affiliates shall not exceed the lesser of (i) $30,000 or (ii) twenty-five percent (25%) of the Participant's Compensation for such Plan Year (the "maximum permissible amount").

       (c) The Employer hereby elects that the Limitation Year for purposes of Code Section 415 shall be the Plan Year.

       (d) For purposes of determining the limit on Annual Additions under paragraph (b) of this Section, the dollar limit described therein, to wit, $30,000, shall be increased for each Plan Year to the extent permitted by law.

       (e) If the amount to be allocated to a Participant's Account exceeds the maximum permissible amount (and for this purpose Employer Matching Contributions shall be deemed to be allocated after Pre-Tax Contributions), the excess will be disposed of as follows. First, if the Participant's Annual Additions exceed the maximum permissible amount as a result of (i) a reasonable error in estimating the Participant's Compensation, (ii) a reasonable error in estimating the amount of Pre-Tax Contributions that the Participant could make under Code Section 415 or (iii) other facts and circumstances that the Internal Revenue Service finds justifiable, the Committee may direct the Trustee to return to the Participant his Pre-Tax Contributions (and income allocable thereto) for such Plan Year to the extent necessary to reduce the excess amount. Such returned Pre-Tax Contributions shall be ignored in performing the discrimination tests of Article 11. Second, any excess annual additions still remaining after the return of Pre-Tax Contributions shall be reallocated as determined by the Committee among the Participants whose accounts have not exceeded the limit in the same proportion that the Compensation of each such Participant bears to the Compensation of all such Participants. If such reallocation would result in an addition to another Participant's Account which exceeds the permitted limit, that excess shall likewise be reallocated among the Participants whose

            Accounts do not exceed the limit. However, if the allocation or reallocation of the excess amounts pursuant to these provisions causes the limitations of Section 415 of the Internal Revenue Code to be exceeded with respect to each Participant for the limitation year, then any such excess shall be held unallocated in a 415 Suspense Account. If the 415 Suspense Account is in existence at any time during a limitation year, other than the limitation year described in the preceding sentence, all amounts in the 415 Suspense Account shall be allocated and reallocated to Participants' Accounts (subject to the limitations of Code Section 415) before any Contributions which would constitute annual additions may be made to the Plan for that limitation year.

       (f) If the Participant is covered under another qualified defined contribution plan maintained by an Employer or its Affiliates during any limitation year, the annual additions which may be credited to a Participant's account under this Plan for any such limitation year shall not exceed the maximum permissible amount reduced by the annual additions credited to a Participant's account under all such plans for the same limitation year. If a Participant's annual additions under this Plan and under any other individual account plan maintained by the Employer or its Affiliates would result in an excess amount for a limitation year, the excess amount will be deemed to consist of the annual additions last allocated (and for this purpose, Employer Matching Contributions shall be deemed to be allocated after Pre-Tax Contributions). If an excess amount is allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of

                  (i)  the total excess amount as of such date, times

                  (ii) the ratio of (A) the annual additions allocated to the
                       Participant for the limitation year as of such date under this Plan to (B) the total annual additions allocated to the Participant for the limitation year as of such date under this and all the other qualified defined contribution plans maintained by the Employer or its Affiliates.

            Any excess amount attributed to this Plan will be disposed in the manner described in Section 13.01(e) above.

       (g) For purposes of this Section 13.01, all defined contribution plans (whether or not terminated) of the Employer are to be treated as one defined contribution plan.

13.02  Combined Plan Limitation.

       If the Employer or its Affiliates maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction shall not exceed 1.0 in any limitation year and the annual benefit otherwise payable to the Participant under such defined benefit plan shall be frozen or reduced to the extent necessary so that the sum of such fractions shall not exceed 1.0.

13.03  Definitions.

       For the purposes of this Article 13, the following definitions shall apply:

       (a)  "Annual Addition" shall mean the sum of:

               (i)     Employee Contributions;

              (ii)     Employer Matching Contributions;

             (iii)     Forfeitures; and

              (iv)     Amounts described in Code Sections
                       415(l)(1) and 419A(d)(2).

            Annual Additions shall not include any amounts credited to the Participant's Account resulting from Rollover Contributions.

       (b)  "Affiliates" shall have that meaning contained in Article
            2 except that for purposes of determining who is an Affiliate the phrase "more than 50 percent" shall be substituted for the phrase "at least 80 percent" each place it appears in Code Section 1563(a)(1).

       (c)  "Compensation" shall have the same meaning as defined in
            Article 12 except that Compensation for purposes of Article 13 shall not include Pre-Tax Contributions under this Plan and shall not include salary deferrals under a Code Section 125 Cafeteria Plan.

       (d) "Defined benefit fraction" means a fraction, the numerator of which is the sum of the Participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer or its Affiliates, and the denominator of which is the lesser of (i) 125 percent of the dollar limitation in effect for the limitation year under Section 415(b)(1)(A) of the Code or (ii) 140 percent of the highest average compensation. Notwithstanding the foregoing, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer or its Affiliates which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the end of the last limitation year beginning before January 1, 1987, but determined without regard to any changes in the terms and conditions of the Plan occurring after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 for all limitation years beginning before January 1, 1987.

       (e) "Defined contribution fraction" means a fraction, the numerator of which is the sum of the annual additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by the Employer or its Affiliates for the current and all prior limitation years, and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior limitation years of service with the Employer or its Affiliates (regardless of whether a defined contribution plan was maintained by the Employer or its Affiliates). The maximum aggregate amount in any limitation year is the lesser of (i) 125 percent of the dollar limitation in effect under Section 415(c)(1)(A) of the Code; or (ii) 35 percent of the Participant's compensation for such year. If the Employee was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer or its Affiliates which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (i) the excess of the sum of the fractions over 1.0 times and (ii) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the limitation year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plans made after May 5, 1986, but using the
            Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. The annual addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat employee contributions as annual additions.

       (f) "Highest average compensation' means the average compensation for the three consecutive years of service with the employer that produces the highest average.

       (g) "Projected annual benefit" means the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the plan assuming (i) the Participant will continue employment until normal retirement age under the plan (or current age, if later), and (ii) the Participant's compensation for the current limitation year and all other relevant factors used to determine benefits under the plan will remain constant for all future limitation years.

                                    ARTICLE 14
                                TOP HEAVY RULES



14.01  General.

       Effective as of October 1, 1987, the provisions of this Article of the Plan shall be applicable in any Plan Year in which the Plan is determined to be Top Heavy and shall supersede any conflicting provision of this Plan.

14.02  Definitions.

       (a) Top Heavy. The Plan shall be Top Heavy for the Plan Year if, as of the Valuation Date which coincides with or immediately precedes the Determination Date, the value of the Participant Accounts of Key Employees exceeds 60% of the value of all Participant Accounts. If the Employer maintains more than one plan, all plans in which any Key Employee participates and all plans which enable this Plan to satisfy the antidiscrimination requirements of Code Sections 401(a)(4) and 410 must be combined with this Plan ("required aggregation group") for the purposes of applying the 60% test described in the preceding sentence. Plans maintained by the Employer which are not in the required aggregation group may be combined at the Employer's election with this Plan for the purposes of determining Top Heavy status if the combined plan satisfies the requirements of Code Section 401(a)(4) and 410 ("permissive aggregation group"). In determining the value of Participant Accounts, all distributions made during the five-year period ending on the Determination Date shall be included and any unallocated Employer Matching Contributions or forfeitures attributable to the Plan Year in which the Determination Date falls shall also be included. The Account of (i) any Employee who at one time was a Key Employee but who is not a Key Employee for any of the five Plan Years ending on the Determination Date; and (ii) any Employee who has not performed services for the Employer or a related employer maintaining a plan in the aggregation group for the five Plan Years ending on the Determination Date, shall be disregarded in determining Top Heavy status.

            If the Employer maintains a defined benefit plan during the Plan Year which is subject to aggregation with this Plan, the 60% test shall be applied after calculating the present value of the Participants' accrued benefits under the defined benefit plan in accordance with the rules set forth in that plan and combining the present value of such accrued benefits with the Participant's account balances under this Plan.

            Solely for the purpose of determining if the Plan, or any other plan included in the required aggregation group, is Top-Heavy, a Non-key

            Employee's accrued benefit in a defined benefit plan shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Affiliates, or
            (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C).

       (b) Key Employee. Any employee of the Employer who, during the Plan Year or the four preceding Plan Years was an officer receiving Compensation in excess of 50% of the limit described in Code Section 415(b)(1)(A), one of the ten employees of the Employer owning the largest interests in the Employer and receiving Compensation equal to or greater than the dollar limit described in Code Section 415(c)(1)(A), a greater than 5% owner of the Employer, a greater than 1% owner of the Employer receiving Compensation in excess of $150,000, or the Beneficiary of a Key Employee. The Code Section 415(b)(1)(A) and 415(c)(1)(A) limits referred to in the preceding sentence shall be the specified dollar limit plus any increases reflecting cost of living adjustments specified by the Secretary of the Treasury.

       (c) Determination Date. The last day of the Plan Year immediately preceding the Plan Year for which Top Heavy status is determined. For the first Plan Year, the Determination Date shall be the last day of the first Plan Year.

       (d)  Non-key Employee.  Any Participant who is not a Key
            Employee.

       (e) Employer. The term "Employer" shall include any Affiliate of such Employer.

       (f) Compensation. The term "Compensation" shall have that meaning as defined in Article 13.

14.03 Minimum Benefit.

       (a)  Except as provided below, the Employer Matching
            Contributions allocated on behalf of any Non-Key Employee who is employed by the Employer on the Determination Date shall not be less than the lesser of (i) 3% of such Non-Key Employee's Compensation or (ii) the largest percentage of Employer Matching Contributions and Pre-Tax Contributions, as a percentage of the Key Employee's Compensation, allocated on behalf of any Key Employee for such Plan Year. Pre-Tax Contributions allocated to the Accounts of Non-key Employees and Employer Matching Contributions allocated to the Accounts of Non-key Employees that are used to satisfy the provisions of Article 11 shall not be considered in determining whether a Non-Key Employee has received the minimum contribution required by this Section
            14.03.

       (b) The minimum allocation is determined without regard to any Social Security contribution and shall be made even though, under other Plan provisions, the Non-Key Employee would have received a lesser allocation or no allocation for the Plan Year because of the Non-Key Employee's failure to complete 1,000 Hours of Service, his failure to make mandatory employee contributions, or his earning compensation less than a stated amount.

       (c) If the Employer maintains a defined benefit plan in addition to this Plan, the minimum contribution and benefit requirements for both plans in a Top Heavy Plan Year may be satisfied by an allocation of Employer Matching Contributions to the Account of each Non-Key Employee in the amount of 5% of the Non-Key Employee's compensation.


14.04  Combined Plan Limitation For Top Heavy Years.

       In any Plan Year during which more than 90% of the Participant Account balances are attributable to Key Employees, 100% or an equivalent factor shall be substituted for 125% or an equivalent factor in the combined plan fraction denominators set forth in the Section of this Plan which limits maximum benefits pursuant to Section 415 of the Code. In any Plan Year during which more than 60% but not more than 90% of the Participant Account balances are attributable to Key Employees, 100% or an equivalent factor shall be substituted for 125% or an equivalent factor in the combined plan fraction denominators unless the Account of each Non-Key Employee participating in the Plan receives an allocation which satisfies Section 14.03 above, except that for this purpose the figure "4%" shall be substituted for "3%" where it appears in Section 14.03(a) and the figure "7.5%" shall be substituted for "5%" where it appears in Section 14.03(c).

                                   ARTICLE 15
                                 MISCELLANEOUS


15.01  Headings.

       The headings and sub-headings in this Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

15.02  Action by Employer.

       Any action by an Employer under this Plan shall be by resolution of its Board of Directors, or by any person or persons duly authorized by resolution of said Board to take such action.

15.03  Spendthrift Clause.

       Except as otherwise required by a "qualified domestic relations order" as defined in Code Section 414(p), none of the benefits, payments, proceeds or distributions under this Plan shall be subject to the claim of any creditor of any Participant or Beneficiary, or to any legal process by any creditor of such Participant or Beneficiary, and none of them shall have any right to alienate, commute, anticipate or assign any of the benefits, payments, proceeds or distributions under this Plan except for the extent expressly provided herein to the contrary.

15.04  Distributions Upon Special Occurrences.

       (a) Subject to Section 10.03, Pre-Tax Contributions and any income attributable thereto, shall be distributed to Participants or their Beneficiaries after the termination of the Plan, provided that neither the Employer nor its Affiliates maintain a successor plan.

       (b) Pre-Tax Contributions and any income attributable thereto shall be distributed to Participants after the sale, to an entity that is not an Affiliate, of substantially all of the assets used by the Employer in the trade or business in which the Participant is employed.

       (c) After the sale of an incorporated Affiliate's interest in a subsidiary to an entity that is not an Affiliate, Pre-Tax Contributions and any income attributable thereto of a Participant who continues to work for such subsidiary shall be distributed.

       (d) The provisions of this Section 15.04 including the definitions of terms such as "successor plan" and "substantially all of the assets" shall be governed by Treasury Regulation
            Section  1.401(k)-1(d).

15.05  Discrimination.

       The Employer, the Committee, the Trustee and all other persons involved in the administration and operation of the Plan shall administer and operate the Plan and Trust in a uniform and consistent manner with respect to all Participants similarly situated and shall not permit discrimination in favor of Highly Compensated Employees.

15.06  Release.

       Any payment to a Participant or Beneficiary, or to their legal representatives, in accordance with the provisions of this Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Trustee, Plan Administrator, Committee and the Employer, any of whom may require such Participant, Beneficiary, or legal representative, as a condition precedent to such payment, to execute a receipt and release therefor in such form as shall be determined by the Trustee, the Committee, or the Employer, as the case may be.

15.07  Compliance with Applicable Laws.

       The Company, through the Plan Administrator, shall interpret and administer the Plan in such manner that the Plan and Trust shall remain in compliance with the Code, with ERISA, and all other applicable laws, regulations, and rulings.

15.08  Merger.

       In the event of any merger or consolidation of the Plan with any other Plan, or the transfer of assets or liabilities by the Plan to another Plan, each Participant must receive (assuming that the Plan would terminate) the benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit such Participant would have been entitled to receive immediately before the merger, consolidation, or transfer (assuming that the Plan had then terminated), provided such merger, consolidation, or transfer took place after the date of enactment of ERISA.

15.09  Governing Law.

       The Plan shall be governed by the laws of the State of Georgia to the extent that such laws are not preempted by Federal law.

15.10  Legally Incompetent.

       If any Participant, former Employee or Beneficiary is a minor or, in the judgment of the Committee is otherwise legally incapable of personally receiving and giving a valid receipt for any payment due him hereunder, the Committee may, unless and until a claim shall have been made by a duly appointed guardian or committee of such person, direct that such payment or any part thereof be made to such person's spouse, child, parent, brother, sister, or such other person deemed by the Committee to have incurred expense for or assumed responsibility for the expense of such person. Such payment shall fully discharge the Trustee, Employer, Committee and Plan Administrator from further liability on account thereof.

15.11  Location of Participant or Beneficiary Unknown.

       In the event that all or any portion of the distribution payable to a Participant or his Beneficiary shall remain unpaid solely by reason of the Committee's inability to ascertain the whereabouts of such Participant or Beneficiary, the amount unpaid shall be forfeited. However, such forfeiture shall not occur until five (5) years after the amount first became payable. The Committee shall make a diligent effort to locate the Participant or Beneficiary including the mailing of a registered letter, return receipt requested, to the last known address of such Participant or Beneficiary. In the event a Participant or Beneficiary is located subsequent to his benefit being forfeited, such benefit shall be restored and distributed.

15.12  Adoption of the Plan by Controlled Affiliate Sponsors.

       (a)  Committee shall determine which employers shall become
            Controlled Affiliate Sponsors and Non-Controlled Sponsors within the terms of the Plan (Controlled Affiliate Sponsors and Non-Controlled Sponsors are sometime referred to herein as "Co-Sponsors"). The Plan shall indicate each business enterprise that is a Co-Sponsor. The Committee may specify such terms and conditions pertaining to the adoption of the Plan by the Co-Sponsor as the Committee deems appropriate. A list of the Co-Sponsors of the Plan as of the Effective Date is attached hereto as Appendix A. A Co-Sponsor is entitled to adopt the Plan with respect to certain of its Employees, while not adopting the Plan with respect to the remainder of its Employees.

       (b) The Plan of the Company and each Co-Sponsor shall be considered a single plan for purposes of Section 1.414(1)-1(b)(1) of the Treasury Regulations. All assets contributed to the Plan by the Company and each Co-Sponsor shall be held in a single fund; and so long as the Co-Sponsor continues to be designated as such, all assets held in such fund shall be available to pay benefits to all eligible employees and beneficiaries covered by the Plan irrespective of whether such Employees are employed by the Company or by the Co-Sponsor. Nothing contained herein shall be construed to prohibit the separate accounting of assets contributed by the Company and the Co-Sponsors for purposes of cost allocation if directed by the Committee or the holding of Plan assets in more than one Trust Fund with more than one Trustee.

       (c) So long as the Co-Sponsor's designation as such remains in effect, the Co-Sponsor shall be bound by, and subject to all provisions of the Plan and the Trust Agreement. The exclusive authority to amend the Plan and the Trust Agreement shall be vested in the Committee and no Co-Sponsor shall have any right to amend the Plan or the Trust Agreement. Any amendment to the Plan or the Trust Agreement adopted by the Company shall be binding upon every Co-Sponsor without further action by such Co-Sponsor.

       (d) Each Co-Sponsor shall be solely responsible for making an Employer Matching Contribution with respect to the Pre-Tax Contributions made by its Employees and solely responsible for making any contribution required by Article 14. Neither the Company nor any other Co-Sponsor is obligated to make an Employer Matching Contribution on behalf of the Employees of a different Co-Sponsor.

       (e)  The Company and each Co-Sponsor which is a Controlled
            Affiliate Sponsor will be tested on a combined basis to determine whether the Company and such Controlled Affiliate Sponsors satisfy the Average Actual Deferral Percentage Test described in
            Section 11.03 and the Average Actual Contribution Percentage test described in Section 11.06. A Co-Sponsor which is not a Controlled Affiliate Sponsor shall be tested separately from the Company and the Controlled Affiliate Sponsors for purposes of the ADP test and ACP test described in Article 11.

       (f) No Co-Sponsor other than the Company shall have the right to terminate the Plan. However, any Co-Sponsor may withdraw from the Plan by action of its board of directors provided such action is communicated in writing to the Committee. The withdrawal of an Co-Sponsor shall be effective as of the last day of the Plan
            Year following receipt of the notice of withdrawal (unless the Committee consents to a different effective date). In addition, the Committee may terminate the designation of an Controlled Affiliate Sponsor to be effective on such date as the Committee specifies. Any such Controlled Affiliate Sponsor which ceases to be a Controlled Affiliate Sponsor shall be liable for all cost accrued through the effective date of its withdrawal or termination and any contributions owing as a result of Pre-Tax Contributions by its Employees or any other contribution as provided in paragraphs
            (d) and (e). In the event of the withdrawal or termination of a Co-Sponsor as provided in this paragraph, such Co-Sponsor shall have no right to direct that assets of the Plan be transferred to a successor plan for its Employees unless such a transfer is approved by the Committee in its sole discretion.

       (g) Any entity which adopts this Plan and which is not a member of the Company's controlled group of corporations are be referred to as "Non-

            Controlled Sponsors". The Company and members of the controlled group shall be referred to as the "Printpack Group". It is the Company's intent that there may be different rules under the Plan for the Printpack Group and for the Non-Controlled Sponsors. Such different rules, if any, shall be set forth in an appendix to this Plan.

15.13   Protected Benefits.

        Early retirement benefits, retirement-type subsidies, or optional forms of benefits protected under Code Section 411(d)(6) ("Protected Benefits") shall not be reduced or eliminated with respect to benefits accrued under such Protected Benefits unless such reduction or elimination is permitted under the Code, Treasury Regulations, authority issued by the Internal Revenue Service, or judicial authority.



        IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed and adopted on behalf of the Company effective as of July 1, 1993.

                                     PRINTPACK, INC.



                                     By  /s/ R. Michael Hembree
                                        -------------------------------------
                                        Name  R. Michael Hembree
                                              -------------------------------
                                        Title  V.P. Finance
                                              -------------------------------

                                     Date  July 1, 1994
                                           ----------------------------------

                                     PRINTPACK ENTERPRISES, INC.



                                     By  /s/ R. Michael Hembree
                                         ------------------------------------
                                         Name  R. Michael Hembree
                                               ------------------------------
                                         Title  V.P. Finance
                                                -----------------------------

                                     Date  July 1, 1994
                                           ----------------------------------

                                   APPENDIX A
                                PLAN CO-SPONSORS


                         CONTROLLED AFFILIATE SPONSORS

Printpack Enterprises, Inc.



                            NON-CONTROLLED SPONSORS

None